UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Xtant Medical Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 26, 2023

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders of Xtant Medical Holdings, Inc. on July 26, 2023 at 8:00 a.m., Eastern Time, at the offices of Fox Rothschild LLP, located at 101 Park Avenue, 17th Floor, New York, New York 10178, for the following purposes:

1.	To elect the six nominees named in the accompanying proxy statement to serve as directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2023;

3.	To approve, on an advisory basis, the compensation of our executive officers named in the accompanying proxy statement;

4.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to require a supermajority director vote to fix the number of directors at more than seven;

5.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to eliminate or limit the personal liability of officers to the extent permitted by recent amendments to the Delaware General Corporation Law;

6.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to amend the exclusive forum provision;

7.	To approve the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan; and

8.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on May 30, 2023 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning July 15, 2023 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Your vote is important. Please submit a proxy as soon as possible so your shares can be voted at the Annual Meeting.

By Order of the Board of Directors

Stavros Vizirgianakis Chairman of the Board	Sean E. Browne President and Chief Executive Officer

Belgrade, Montana

June 8, 2023

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References in this proxy statement to:

●	“Xtant,” “we,” “us,” “our,” or the “Company” refer to Xtant Medical Holdings, Inc.;
●	“Board” refers to the Board of Directors of Xtant;
●	“Annual Meeting” refers to our 2023 Annual Meeting of Stockholders; and
●	“2022 Annual Report” or “2022 Annual Report to Stockholders” refer to our Annual Report on Form 10-K for the year ended December 31, 2022, being made available together with this proxy statement.

Information on our website and any other website referenced herein is not incorporated by reference into, and does not constitute a part of, this proxy statement.

™ and ® denote trademarks and registered trademarks of Xtant Medical Holdings, Inc. or our affiliates, registered as indicated in the United States. All other trademarks and trade names referred to in this release are the property of their respective owners.

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XTANT MEDICAL HOLDINGS, INC.
664 Cruiser Lane
Belgrade, Montana 59714
(406) 388-0480

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 26, 2023

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) for our Annual Meeting, which will take place on July 26, 2023. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card), along with our 2022 Annual Report, are available on the Internet and being sent beginning on or about June 8, 2023 to all stockholders entitled to vote at the Annual Meeting. We will mail paper copies of these materials, together with a proxy card, within three business days of a request properly made by a stockholder entitled to vote at the Annual Meeting.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held on July 26, 2023 at 8:00 a.m., Eastern Time, at the offices of Fox Rothschild LLP, located at 101 Park Avenue, 17th Floor, New York, New York 10178.

Q:	How do I attend the Annual Meeting?

A:	Only stockholders of record on the record date of May 30, 2023 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Annual Meeting. If you plan to attend the meeting in person, please bring the following:

●	Photo identification; and

●	Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock on the Record Date or (b) an account statement showing that you beneficially owned shares of our common stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information regarding our corporate governance practices, the Board, our named executive officers, the compensation of our directors and named executive officers, the director nominees for election and other proposals to be voted on at the Annual Meeting, and certain other required information.

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Q:	How may I obtain the Company’s Annual Report on Form 10-K for the year ended December 31, 2022?

A:	We have enclosed with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Our Annual Report on Form 10-K can also be accessed through our website at www.xtantmedical.com (click “Investors” and “SEC Filings”). We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with the SEC on March 7, 2023. We sometimes refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as our 2022 Annual Report.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

1.	To elect the six nominees named in this proxy statement to serve as directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2023;

3.	To approve, on an advisory basis, the compensation of our executive officers named in this proxy statement;

4.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to require a supermajority director vote to fix the number of directors at more than seven;

5.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to eliminate or limit the personal liability of officers to the extent permitted by recent amendments to the Delaware General Corporation Law;

6.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to amend the exclusive forum provision;

7.	To approve the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan; and

8.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:	How many votes must the nominees for director have to be elected?

A:	In order for a director to be elected at a meeting at which a quorum is present, the director must receive the affirmative vote of a plurality of the shares voted. There is no cumulative voting for our directors or otherwise.

Q:	What are the voting requirements to approve the other proposals?

A:	As noted above, with respect to Proposal One, the six director nominees receiving the highest number of affirmative votes will be elected. The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote on the proposal is required to approve Proposal Two, Proposal Three and Proposal Seven. Proposal Four and Proposal Six will be decided by the affirmative vote of two-thirds of shares of the common stock outstanding as of the Record Date for the Annual Meeting. Proposal Five will be decided by the affirmative vote of a majority of shares of the common stock outstanding as of the Record Date for the Annual Meeting.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote your shares “FOR” all six of the director nominees, “FOR” the ratification of the appointment of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm, “FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement, “FOR” the amendment to our Amended and Restated Certificate of Incorporation, as amended, requiring a supermajority director vote to fix the number of directors at more than seven; “FOR” the amendment to our Amended and Restated Certificate of Incorporation, as amended, eliminating or limiting the personal liability of officers to the extent permitted by recent amendments to the Delaware General Corporation Law, “FOR” the amendment to our Amended and Restated Certificate of Incorporation, as amended, to amend the exclusive forum provision, and “FOR” the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan.

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If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:	What shares may I vote?

A:	Each share of our common stock issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee, or other nominee. We had 108,897,048 shares of common stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares that are registered in his or her own name. A beneficial owner owns shares that are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and beneficial owner.

Stockholder of Record

You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designees, Sean E. Browne, the Company’s President and Chief Executive Officer, Scott C. Neils, the Company’s Chief Financial Officer, and Stavros Vizirgianakis, the Company’s Chairman of the Board, or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Mr. Browne, Mr. Neils and Mr. Vizirgianakis.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at 8:00 a.m., Eastern Time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

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Q:	May I vote my shares in person at the Annual Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by completing, signing, dating, and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing, and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Annual Meeting.

Q:	Who will count the votes?

A:	Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement, namely “FOR” all six of the director nominees, “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm, “FOR” the approval, on an advisory basis, of the compensation of our executive officers named in this proxy statement, “FOR” the amendment to our Amended and Restated Certificate of Incorporation, as amended, requiring a supermajority director vote to fix the number of directors at more than seven; “FOR” the amendment to our Amended and Restated Certificate of Incorporation, as amended, eliminating or limiting the personal liability of officers to the extent permitted by recent amendments to the Delaware General Corporation Law, “FOR” the amendment to our Amended and Restated Certificate of Incorporation, as amended, to amend the exclusive forum provision, and “FOR” the approval of the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

A broker is entitled to vote shares held for a beneficial owner on routine matters. The ratification of the appointment of Plante Moran as our independent registered public accounting firm in Proposal Two is a routine matter; and, accordingly, a broker is entitled to vote shares held for a beneficial owner on this proposal without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe, based on the rules of the New York Stock Exchange (“NYSE”), that the election of directors in Proposal One, the advisory vote on executive compensation in Proposal Three, the approval of the amendment to our Amended and Restated Certificate of Incorporation, as amended, requiring a supermajority director vote to fix the number of directors at more than seven in Proposal Four, the approval of the amendment to our Amended and Restated Certificate of Incorporation, as amended, pertaining to officer liability in Proposal Five, the approval of the amendment to our Amended and Restated Certificate of Incorporation, as amended, to amend the exclusive forum provision in Proposal Six, and the approval of the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan in Proposal Seven are non-routine matters; and, accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Whether a voting proposal is ultimately determined routine or non-routine is determined by the NYSE. Accordingly, if beneficial owners desire not to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares.

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Broker non-votes count for purposes of determining whether a quorum is present.

Q:	How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes
Proposal One: Election of Directors	Plurality of the votes cast. This means that the six nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld will have no effect.	Broker non-votes will have no effect.

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.

Proposal Three: Advisory Vote on Executive Compensation	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Four: Approval of Amendment to Certificate of Incorporation to Require Supermajority Director Vote to Fix Number of Directors at More than Seven	Affirmative vote of two-thirds of shares of our common stock outstanding as of the Record Date for the Annual Meeting.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have the effect of a vote against the proposal.

Proposal Five: Approval of Amendment to Certificate of Incorporation to Eliminate or Limit the Personal Liability of Officers	Affirmative vote of a majority of shares of our common stock outstanding as of the Record Date for the Annual Meeting.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have the effect of a vote against the proposal.

Proposal Six: Approval of Amendment to Certificate of Incorporation to Amend Exclusive Forum Provision	Affirmative vote of two-thirds of shares of our common stock outstanding as of the Record Date for the Annual Meeting.	Abstention will have the effect of a vote against the proposal.	Broker non-votes will have the effect of a vote against the proposal.

Proposal Seven: Approval of Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

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Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Annual Meeting.

Q:	How many votes are required to hold the Annual Meeting?

A:	The presence, in person or by proxy, of the holders of one-third of the shares of our common stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers, or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the SEC not more than four business days following the Annual Meeting.

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PROPOSAL one—ELECTION OF DIRECTORS

Board Size and Structure

Our Third Amended and Restated Bylaws (“Bylaws”) provide that the Board will consist of at least one member or such other number as may be determined by the Board from time to time or by the stockholders at an annual meeting. The Board has fixed the number of directors at six, and we currently have six directors serving on the Board. Each director holds office for a term of one year or until his or her successor is duly elected and qualified, subject to his or her earlier death, resignation, disqualification, or removal.

Current Directors and Nominees for Director

The Board has nominated the following six individuals to serve as our directors until the next annual meeting of stockholders or until their respective successors are elected and qualified. All of the nominees named below are current members of the Board. The names, ages, and positions of our nominees for director as of May 30, 2023 are as follows:

Name	Age	Position
John Bakewell(1)(2)	62	Director
Jonn Beeson(2)(3)	54	Director
Sean E. Browne	57	Director
Robert McNamara(1)(3)	66	Director
Lori Mitchell-Keller(1)(3)	57	Director
Stavros Vizirgianakis(2)	52	Chairman of the Board and Director

(1)	Member of the Audit Committee
(2)	Member of the Nominating and Corporate Governance Committee
(3)	Member of the Compensation Committee

Each director elected at the Annual Meeting will serve a one-year term until the Company’s next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification, or removal. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board. Each nominee has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Board Nomination Rights

Pursuant to an Investor Rights Agreement, dated as of February 14, 2018 (“Investor Rights Agreement”), by and among the Company and certain stockholders, including, OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”) and ROS Acquisition Offshore LP (“ROS”), for so long as the Ownership Threshold (as defined in the Investor Rights Agreement and below) is met, Royalty Opportunities and ROS are entitled to nominate such individuals to the Board constituting a majority of the directors. However, Royalty Opportunities and ROS waived this right and did not nominate any individuals to serve on the Board for the ensuing year, including Michael Eggenberg, a former director, or Matthew Rizzo, a former director.

In connection with our 2022 private placement, we entered into an agreement with Stavros Vizirgianakis, as the lead investor of the private placement, pursuant to which we agreed to provide Mr. Vizirgianakis certain director nomination rights. Pursuant to the terms of the agreement, we expanded the size of the Board by one position and elected Mr. Vizirgianakis as a director to fill the vacancy created as a result of the increase, effective upon completion of the closing of the first tranche of securities in the private placement. In addition, we, with the consent of Royalty Opportunities and ROS, elected Mr. Vizirgianakis as Chairman of the Board, effective upon completion of the first closing. The director nomination rights set forth in the agreement will terminate on the earlier of (i) the date on which Mr. Vizirgianakis ceases to hold at least 75% of the shares of our common stock purchased by him in the private placement; (ii) the second anniversary of the date of the second closing; or (iii) upon written notice of Mr. Vizirgianakis to the Company.

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Additional Information About Director Nominees

The Board believes that our six director nominees collectively have the experience, qualifications, attributes, and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders, and a dedication to enhancing stockholder value.

The business experience of each nominee for director is summarized below.

John Bakewell has served as a member of our Board since February 2018. He was initially elected to the Board in connection with our restructuring in February 2018. Mr. Bakewell is a strategic executive with more than 30 years of experience in senior executive roles and as a board member of several medical technology companies. He serves on the board of directors of Treace Medical Concepts, Inc. (NASDAQ: TMCI) and Neuronetics, Inc. (NASDAQ: STIM), both medical device companies, and Impulse Dynamics, Plc., a privately held medical device company. Mr. Bakewell most recently held the position of Chief Financial Officer of Exact Sciences Corporation (NASDAQ: EXAS), a molecular diagnostics company, and previously Chief Financial Officer of Lantheus Holdings, Inc. (NASDAQ: LNTH), a diagnostic medical imaging company. Mr. Bakewell has also served in Chief Financial Officer positions at Interline Brands, Inc., RegionalCare Hospital Partners, Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, Cyberonics, Inc., now part of LivaNova PLC (NASDAQ: LIVN), Altra Energy Technologies, Inc. and ZEOS International, Ltd. He began his career in the public accounting profession, serving seven years, collectively, with Ernst & Young and KPMG Peat Marwick. Mr. Bakewell previously served on the board of directors of Entellus Medical, Inc., a public ENT-focused medical device company, until its acquisition by Stryker Corp.; ev3 Inc., a public endovascular medical device company, until its acquisition by Covidien plc; Keystone Dental, Inc., a private dental implant medical device company; and Corindus Vascular Robotics, Inc., a public cardiovascular robotics medical technology company and now a Siemens Healthineers company. Mr. Bakewell holds a Bachelor of Arts in Accounting from the University of Northern Iowa and is a certified public accountant (current status inactive). Mr. Bakewell’s financial expertise and extensive managerial experience as a senior executive of several publicly traded medical technology companies, as well as his experience serving on the board of directors of other companies contributes valuable experience to our Board.

Jonn Beeson has served as a member of our Board since May 1, 2023. Mr. Beeson is a partner with Jones Day, a global law firm, and has been practicing corporate law since 1996. His practice focuses on mergers and acquisitions, divestitures, takeovers, capital raising, securities transactions, corporate governance and stockholder activism matters. Mr. Beeson represents a variety of corporate clients and is most active in the life sciences, technology and software industries, with significant experience working with a wide range of medical device companies. Mr. Beeson holds a Bachelor of Science degree from the University of California, Irvine, and a Juris Doctor from the University of Pennsylvania. Mr. Beeson’s extensive experience in mergers and acquisitions, corporate governance matters and working with medical device companies contributes valuable experience to our Board.

Sean E. Browne has served as our President and Chief Executive Officer since October 2019 and as a member of our Board since October 2019. Prior to this, Mr. Browne served as Chief Revenue Officer of CCS Medical, Inc., a provider of home delivery medical supplies, from September 2014 to June 2019. Prior to CCS Medical, Mr. Browne served as Chief Operating Officer of The Kini Group, an integrated cloud-based software analytics and advisory firm, from March 2013 to August 2014. From November 2007 to March 2016, Mr. Browne served as President and Chief Executive Officer and a director of Neuro Resource Group, a venture start-up medical device company that was sold to a strategic buyer. In other roles, Mr. Browne served as President, Miltex Surgical Instrument Division for Integra LifeSciences Holdings Corporation, a publicly held medical device company that acquired Miltex Holdings, Inc. Mr. Browne served as Vice President, Sales and Marketing of Esurg.com, an e commerce company serving physician and ambulatory surgery markets. Prior to Esurg.com, Mr. Browne served as Senior Vice President, Health Systems Division of McKesson Corporation, a drug company, and prior to McKesson, served in various positions with increasing responsibility at Baxter Healthcare. Mr. Browne holds a Master of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Science degree, with a major in Finance and minor in Statistics, from Boston University. We believe that Mr. Browne’s day-to-day operations experience as a result of his role as our President and Chief Executive Officer enable him to make valuable contributions to the Board of Directors. In addition, in his role as President and Chief Executive Officer, Mr. Browne provides unique insight into our business strategies, opportunities and challenges, and serves as the unifying element between the leadership and strategic direction provided by the Board of Directors and the implementation of our business strategies by management.

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Robert McNamara has served as a member of our Board since February 2018. He has over 25 years experience in the medical device industry. Mr. McNamara was initially elected to the Board in connection with our restructuring in February 2018. He also serves as Audit Committee Chairman of Axonics, Inc. (AXNX) and as a board member of Alpha Teknova, Inc. (TKNO). From January 2013 to July 2016, Mr. McNamara served as Executive Vice President and from April 2012 to July 2016 as the Chief Financial Officer for LDR Holding Corporation, a publicly held medical device (spinal implants) company acquired by Zimmer Biomet Holdings, Inc. In addition, Mr. McNamara has previously served as the Senior Vice President and Chief Financial Officer for publicly traded medical device companies including Accuray Inc., a stereotactic radiation company focused on treating cancer using AI robotics, Somnus Medical Technologies Inc., a RF energy company focused on treating upper airway breathing disorders, and Target Therapeutics, Inc., a minimally invasive catheter and device company treating vascular diseases of the brain. Mr. McNamara has been a member of the board of directors of Northstar Neurosciences Inc. and is the former Mayor of Menlo Park, California. Mr. McNamara began his career in public accounting and is a certified public accountant (current status inactive). Mr. McNamara holds a Bachelor of Science in Accounting from the University of San Francisco and a Master of Business Administration in Finance from The Wharton School at the University of Pennsylvania. Mr. McNamara brings valuable finance and accounting experience in the medical device industry to the Board.

Lori Mitchell-Keller has served as a member of our Board since May 16, 2023. Ms. Mitchell-Keller has over 30 years of experience in the software, consumer goods, wholesale distribution and retail industries, including more than 15 years focused on market strategy and market development. From May 2020 to November 2022, she served as Vice President and Global General Manager, Industry Solutions, at Google Cloud, a company offering a suite of cloud computing services. From June 2018 to May 2020, Ms. Mitchell-Keller served as the President and Global General Manager, SAP Industries, at SAP Labs, LLC, a software company, where she previously served in several other roles since 2007, including EVP and Global General Manager, Consumer Industries; SVP and Global Head, Retail Industry Business Unit; SVP, LoB Solution Management Idea-to-Delivery; SVP, Suite Solution Management, Supply Chain, Product Lifecycle Management and Manufacturing; and SVP, Business Suite Applications. Prior to SAP, Ms. Mitchell-Keller held a variety of executive positions at Manugistics, a software company, and Baxter/Allegiance Healthcare. Ms. Mitchell-Keller currently serves as a member of the board of directors of Mitratech, a software company, and Madison House Autism Foundation. She previously served on the boards of directors of the Food Marketing Institute and the National Retail Federation. Ms. Mitchell-Keller holds a Master of Business Administration in Management/Strategy and Marketing from the J.L. Kellogg Graduate School of Management at Northwestern University, a Master of Science in Operations Research from Stanford University, and a Bachelor of Science in Industrial Engineering from Iowa State University. Ms. Mitchell-Keller brings valuable market strategy, market development, operations and supply chain management experience to the Board.

Stavros Vizirgianakis has served as a member of our Board since August 2022. Mr. Vizirgianakis was elected to the Board in connection with our private placement in August 2022. Mr. Vizirgianakis is the former Chief Executive Officer of Misonix, Inc., a medical device company that Bioventus Inc. acquired in 2021. Mr. Vizirgianakis has a distinguished career in the medical devices field having worked for United States Surgical Corporation as director of sales for sub-Saharan Africa and later Tyco Healthcare in the capacity of General Manager South Africa. In 2006, Mr. Vizirgianakis co-founded Surgical Innovations, which has become one of the largest privately owned medical device distributors in the African region, and now part of the Johannesburg Stock Exchange listed entity Ascendis Health. Mr. Vizirgianakis was Managing Director of Ascendis Medical from January 2014 through July 2016. Mr. Vizirgianakis served as the President and Chief Executive Officer of Misonix from September 2016 through October 2021. He also served on the board of Bioventus Inc. and Tenaxis Medical and is a strategic investor and advisor to numerous medical device startups and established companies in this field. Mr. Vizirgianakis has a Degree in Commerce from the University of South Africa. Mr. Vizirgianakis’s extensive experience as a senior executive of a publicly traded medical technology company, as well as his experience serving on the board of directors of other companies contributes valuable experience to our Board.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the election of John Bakewell, Jonn Beeson, Sean E. Browne, Robert McNamara, Lori Mitchell-Keller and Stavros Vizirgianakis to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

The Board Recommends a Vote FOR the Election of All Six Nominees for Director.

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GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Investor Rights Agreement

We are party to an Investor Rights Agreement with OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP, which are funds affiliated with OrbiMed Advisors LLC. Under the Investor Rights Agreement, as amended, Royalty Opportunities and ROS are permitted to nominate a majority of the directors and designate the chairperson of our Board of Directors at subsequent annual meetings, as long as they maintain an ownership threshold in our Company of at least 40% of our then outstanding common stock. If Royalty Opportunities and ROS are unable to maintain the Ownership Threshold, as defined in the Investor Rights Agreement, the Investor Rights Agreement contemplates a reduction of nomination rights commensurate with our ownership interests. For so long as the Ownership Threshold is met, we must obtain the approval of a majority of our common stock held by Royalty Opportunities and ROS to proceed with the following actions: (i) issue new securities; (ii) incur over $250,000 of debt in a fiscal year; (iii) sell or transfer over $250,000 of our assets or businesses or our subsidiaries in a fiscal year; (iv) acquire over $250,000 of assets or properties in a fiscal year; (v) make capital expenditures over $125,000 individually, or $1,500,000 in the aggregate during a fiscal year; (vi) approve our annual budget; (vii) appoint or remove the chairperson of our Board of Directors; and (viii) make, loans to, investments in, or purchase, or permit any subsidiary to purchase, any stock or other securities in another entity in excess of $250,000 in a fiscal year. In addition, the Investor Rights Agreement provides that as long as the Ownership Threshold is met, we may not increase the size of our Board of Directors beyond seven directors without the approval of a majority of the directors nominated by Royalty Opportunities and ROS; provided, however, that this provision will be eliminated effective upon our stockholders approving Proposal No. 4 to amend our Amended and Restated Certificate of Incorporation, as amended, to require the approval of at least 75% of the directors of the Company then holding office to fix the number of directors at more than seven directors.

The Investor Rights Agreement grants Royalty Opportunities and ROS the right to purchase from us a pro rata amount of any new securities that we may propose to issue and sell. The Investor Rights Agreement may be terminated (a) upon the mutual written agreement of all the parties, (b) upon our written notice or the written notice of ROS or Royalty Opportunities if the ownership percentage of our then outstanding common stock of ROS and Royalty Opportunities is less than 10%, or (c) upon written notice of ROS and Royalty Opportunities.

Royalty Opportunities and ROS collectively beneficially own approximately 67% of our common stock.

Controlled Company Status

Because Royalty Opportunities and ROS collectively own over 50% of our common stock, we are a “controlled company” as defined in section 801(a) of the NYSE American Company Guide, and as such, we are exempt from certain NYSE American rules requiring our Board of Directors to have a majority of independent members, a compensation committee composed entirely of independent directors and a nominating committee composed entirely of independent directors. The composition of our Board of Directors and committees recently changed such that we now have a majority of independent directors, a nominating committee composed entirely of independent directors, and a compensation committee composed entirely of independent directors.

Director Independence

The Board has affirmatively determined that John Bakewell, Jonn Beeson, Robert McNamara, Lori Mitchell-Keller and Stavros Vizirgianakis are “independent directors,” as defined under the independence standards of the NYSE American.

Board Leadership Structure

Under the terms of the Investor Rights Agreement, Royalty Opportunities and ROS have the right to designate the Chairman of the Board and previously designated Jeffrey Peters, a former director, as Chairman of the Board. However, following waiver of this provision by Royalty Opportunities and ROS, Stavros Vizirgianakis was appointed Chairman of the Board in August 2022 in connection with our private placement. Accordingly, Mr. Vizirgianakis serves as Chairman of the Board. Sean E. Browne serves as our President and Chief Executive Officer. We believe this leadership structure is in the best interests of the Company and our stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership, and performance of the Company and the Chairman of the Board’s responsibility to guide the overall strategic direction of the Company, provide oversight of our corporate governance and guidance to our Chief Executive Officer, and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe that we are currently well-served by this leadership structure.

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In connection with our August 2022 private placement, we entered into an agreement with Stavros Vizirgianakis, as the lead investor of the private placement, pursuant to which we agreed to provide Mr. Vizirgianakis certain director nomination rights. Pursuant to the terms of the agreement, we expanded the size of the Board by one position and elected Mr. Vizirgianakis as a director to fill the vacancy created as a result of the increase, effective upon completion of the closing of the first tranche of securities in the private placement. In addition, we, with the consent of Royalty Opportunities and ROS, elected Mr. Vizirgianakis as Chairman of the Board, effective upon completion of the first closing. The director nomination rights set forth in the agreement will terminate on the earlier of (i) the date on which Mr. Vizirgianakis ceases to hold at least 75% of the shares of our common stock purchased by him in the private placement; (ii) the second anniversary of the date of the second closing; or (iii) upon written notice of Mr. Vizirgianakis to the Company.

Board Meetings

The Board met 18 times during fiscal 2022. During fiscal 2022, each director attended at least 82.6% of the meetings of the Board and Board committees on which the director served during the last fiscal year.

We do not have a formal policy on Board member attendance at annual meetings of stockholders. All Board members serving at the time of the Company’s 2022 annual meeting of stockholders attended the annual meeting either in person or by telephone.

Board Committees

We currently maintain three Board committees, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee was just recently formed on May 1, 2023.

The table below summarizes the current membership of each of our three standing board committees as of May 30, 2023.

During a portion of 2022, we also maintained a Strategic Transactions Committee on which Mr. McNamara served as Chair and Messrs. Eggenberg and Rizzo, former directors, served as members, but this committee was disbanded in August 2022.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John Bakewell	Chair		●
Jonn Beeson		●	Chair
Sean Browne
Robert McNamara	●	Chair
Lori Mitchell-Keller	●	●
Stavros Vizirgianakis			●

Audit Committee

The organization and primary responsibilities of the Audit Committee are set forth in its charter, posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”), and include various matters with respect to the oversight of our accounting and financial reporting process and audits of our financial statements. The primary purposes of the Audit Committee include:

●	to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

●	to provide assistance to the Board with respect to its oversight of the following:

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○	integrity of the Company’s financial statements and internal controls;

○	the Company’s compliance with legal and regulatory requirements;

○	the qualifications and independence of the Company’s independent registered public accounting firm; and

○	the performance of the Company’s internal audit function, if any, and independent registered public accounting firm.

●	to prepare the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission.

The Audit Committee currently consists of Mr. Bakewell (Chair), Mr. McNamara and Ms. Mitchell-Keller. During fiscal 2022 and until May 2023, the Audit Committee consisted of Mr. Bakewell (Chair) and Mr. McNamara. The Audit Committee met five times during fiscal 2022. Under the NYSE American listing standards, all Audit Committee members must be independent directors and meet heightened independence requirements under the federal securities laws. In addition, all Audit Committee members must be financially literate, and at least one member must be financially sophisticated. Further, under SEC rules, the Board must determine whether at least one member of the Audit Committee is an “audit committee financial expert,” as defined by the SEC’s rules. The Board has determined that Mr. Bakewell, Mr. McNamara and Ms. Mitchell-Keller are independent and financially literate and that Mr. Bakewell and Mr. McNamara are financially sophisticated and qualify as “audit committee financial experts” in accordance with the applicable rules and regulations of the SEC.

Compensation Committee

The organization and responsibilities of the Compensation Committee are set forth in its charter, which is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). The primary purposes of the Compensation Committee include:

●	recommending to the Board all compensation for the Company’s Chief Executive Officer and other executive officers;

●	administering the Company’s equity-based compensation plans;

●	reviewing, assessing, and approving overall strategies for attracting, developing, retaining, and motivating Company management and employees;

●	overseeing the development and implementation of succession plans for the Chief Executive Officer and other key executive officers and employees;

●	reviewing, assessing, and approving overall compensation structure on an annual basis; and

●	recommending and leading a process for the determination of non-employee director compensation.

The Compensation Committee currently consists of Mr. McNamara (Chair), Mr. Beeson and Ms. Mitchell-Keller. During fiscal 2022 and until May 2023, the Compensation Committee consisted of Mr. McNamara (Chair) and Mr. Eggenberg and Mr. Rizzo, both former directors. The Compensation Committee met six times during fiscal 2022. The Board has determined that each of Mr. McNamara, Mr. Beeson and Ms. Mitchell-Keller satisfies the heightened independence criteria for compensation committee members under the NYSE American listing standards. In addition, each Compensation Committee member is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

As described above, the Compensation Committee is responsible for recommending to the Board all compensation for the Company’s Chief Executive Officer and other executive officers. Although the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, it has not done so. The Company’s Chief Executive Officer provides his recommendations to the Compensation Committee regarding compensation to be paid to the executive officers and bonus plan performance objectives and goals. The Compensation Committee may engage and obtain advice and assistance from outside advisors as it deems necessary to carry out its duties. Although it has engaged a compensation consultant in the past, it has not done so recently, although the Compensation Committee has recently subscribed to and used proxy reporting data provided by Aon plc’s CG Pro database.

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Nominating and Corporate Governance Committee

The organization and responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). The primary purposes of the Nominating and Corporate Governance Committee include:

●	identifying individuals qualified to become Board members consistent with criteria approved by the Board and recommending to the Board director nominees for election at each annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board; and

●	developing and recommending to the Board a set of corporate governance guidelines and overseeing corporate governance issues.

The Nominating and Corporate Governance Committee consists of Mr. Beeson (Chair), Mr. Bakewell and Mr. Vizirgianakis. The Nominating and Corporate Governance Committee was recently created and, therefore, did not meet in fiscal 2022. The Board has determined that Mr. Beeson, Mr. Bakewell and Mr. Vizirgianakis are independent directors under the NYSE American listing standards.

Director Nomination Process

Until the creation of a Nominating and Corporate Governance Committee, the Board oversaw our director nomination process. In identifying and evaluating candidates for membership on the Board, the Nominating and Corporate Governance Committee may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity (including, but not limited to, gender, race, ethnicity, age, experience, and skills), and the extent to which the candidate would fill a present need on the Board. We do not have a formal diversity policy for directors. The Nominating and Corporate Governance Committee identifies director candidates based on input provided by a number of sources, including Board members, stockholders, management, and third parties. For example, Mr. Beeson, who was appointed to the Board effective as of May 1, 2023, was identified by another member of the Board, and Ms. Mitchell-Keller, who was appointed to the Board effective as of May 16, 2023, was identified by a member of management. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, and must include certain information concerning the nominee as specified in our Bylaws.

Risk Oversight

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board relies upon management to supervise day-to-day risk management.

Risk is inherent in every business. We face a number of risks, including regulatory, compliance, legal, competitive, financial (accounting, credit, interest rate, liquidity, and tax), operational, political, strategic, and reputational risks. Our management is responsible for the day-to-day management of risks faced by us, while the Board, as a whole and through the Audit Committee, has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to the Company. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, our processes for the management of business and financial risks, and compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for the review of important financial and operating topics that present potential significant risks to the Company. Additionally, the Audit Committee is responsible for overseeing the integrity of the Company’s information technology systems, processes and data, and for periodically reviewing and assessing with management (i) the adequacy of controls and security for the Company’s information technology systems, processes and data, and (ii) the Company’s contingency plans in the event of a breakdown or security breach affecting the Company’s information technology systems, to the extent possible. Management regularly discusses with the Board the strategies and risks facing the Company. This current leadership structure, which includes separate Chairman and Chief Executive Officer roles, is appropriate and in the best interests of the Company and its stockholders at this time for a number of reasons, including (i) the extensive experience of the members of the Board and management, (ii) our status as a controlled company, and (iii) the appropriate balance of risks relating to the concentration of authority through the oversight of our Chairman.

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Code of Ethics and Code of Conduct

We have adopted a Code of Ethics for the CEO and Senior Financial Officers as well as a Code of Conduct that applies to all directors, officers, and employees. Our corporate governance materials, including our Code of Ethics for the CEO and Senior Financial Officers and Code of Conduct, are available on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). We intend to disclose on our corporate website any amendment to, or waiver from, a provision of our Code of Ethics for the CEO and Senior Financial Officers that applies to directors and executive officers and that is required to be disclosed pursuant to the rules of the SEC and the NYSE American.

Stockholder Communications

The Board does not have a formal process for stockholders to send communications to the Board and does not feel that such a process is necessary at this time. If the Company receives stockholder communications that cannot be properly addressed by officers of the Company, the officers bring the matter to the attention of the Board.

Director Compensation

Director Compensation Program

Our director cash compensation consists of an annual cash retainer paid to each non-employee director and an additional annual cash retainer paid to the Chairman of the Board, the Audit Committee Chair, the Compensation Committee Chair, the Nominating and Corporate Governance Committee Chair and annual restricted stock unit (“RSU”) equity grants.

The table below sets forth the annual cash retainers for 2022:

Description	Annual Cash Retainer
Non-Employee Director	$50,000
Chairman of the Board Premium	32,500
Audit Committee Chair Premium	32,500
Compensation Committee Chair Premium	32,500

In addition, during a portion of 2022, we maintained a Strategic Transactions Committee on which Mr. McNamara served as Chair and received a pro rata portion of an annual cash retainer of $25,000. We recently created a Nominating and Corporate Governance Committee on which Mr. Beeson serves as Chair and receives an annual cash retainer of $20,000.

In 2021, we revised our non-employee director compensation program to provide for annual RSU equity grants, and accordingly, on August 15, 2022, each of our non-employee directors at that time received an RSU award for 215,415 shares of our common stock. In connection with his appointment as a director of the Company, Mr. Vizirgianakis received an RSU award for 70,776 shares of our common stock on August 25, 2022 and, after approval by our stockholders of an increase in the number of shares available under the 2018 Plan, received an additional RSU award for 144,639 shares of our common stock on October 26, 2022. All of these RSU awards will vest on August 15, 2023, except for the RSU award granted to Mr. Peters, which was accelerated in connection with his departure from the Board.

We recently revised our non-employee director compensation program to provide for a $20,000 annual cash retainer to be paid to the Chair of our recently created Nominating and Corporate Governance Committee.

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Director Compensation Table for Fiscal 2022

The table below describes the compensation earned by our directors during fiscal 2022, other than Sean E. Browne, our President and Chief Executive Officer. Mr. Browne is not compensated separately for his service as a director, and his compensation is discussed under “Executive Compensation.” Because neither Jonn Beeson nor Lori Mitchell-Keller served as a director during fiscal 2022, neither is listed in the table below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Option Awards	All Other Compensation	Total
John Bakewell	$82,500	$112,016	$—	$—	$194,516
Michael Eggenberg(3)	50,000	112,016	—	—	162,016
Robert McNamara	98,796	112,016	—	—	210,812
Matthew Rizzo(3)	62,247	112,016	—	—	174,263
Jeffrey Peters(4)	50,000	112,016			162,016
Stavros Vizirgianakis	28,856	126,865	—	—	155,721

(1)	The amount reported in the “Stock Awards” column represents the aggregate grant date fair value for the RSU awards granted to our non-employee directors in 2022. The grant date fair value for the RSU awards was determined based on the closing sale price of our common stock on the grant date.

(2)	As of December 31, 2022, each non-employee director, other than Mr. Peters, held 215,415 unvested stock awards.

(3)	As previously disclosed, Mr. Eggenberg and Mr. Rizzo resigned from the Board of Directors effective May 1, 2023.

(4)	Mr. Peters did not stand for re-election as a director at our annual stockholders meeting held on October 26, 2022.

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PROPOSAL two—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

We are seeking stockholder ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2023 as a matter of good corporate governance. If the stockholders fail to ratify the appointment of Plante Moran, the Audit Committee may reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders. We do not expect representatives from Plante Moran to attend the Annual Meeting.

Audit and Non-Audit Fees

Plante Moran served as the independent registered public accounting firm to audit our books and accounts for the fiscal years ended December 31, 2022 and 2021.

The table below presents the aggregate fees billed for professional services rendered by Plante Moran for the years ended December 31, 2022 and December 31, 2021.

	2022	2021
Audit fees	$320,158	$284,317
Audit-related fees	7,000	8,000
Tax fees	—	—
All other fees	—	—
Total fees	$327,158	$292,317

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice, and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. In situations where it is not practicable to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax, and all other services up to $20,000. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of all services provided by Plante Moran during 2022 and 2021.

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Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial control, for preparing the financial statements, and for the public reporting process. Plante Moran, our independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In this context, the Audit Committee has (i) reviewed and discussed the audited financial statements with management and our independent registered public accounting firm, (ii) discussed with our independent auditor the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board and SEC standards, and (iii) received written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor the independent auditor’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Respectfully submitted,

John Bakewell

Robert McNamara

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Board Recommends a Vote FOR the Ratification of the Appointment of Plante Moran as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

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PROPOSAL three—advisory vote on executive compensation

Background

The Board is providing our stockholders with an advisory vote on our executive compensation pursuant to the Dodd-Frank Wall Street Consumer Protection Act and Section 14A of the Exchange Act. This advisory vote, commonly known as a say-on-pay vote, is a non-binding vote on the compensation paid to our named executive officers as set forth in this proxy statement.

At our 2022 Annual Meeting of Stockholders, our stockholders had the opportunity to vote on an advisory say-on-pay proposal. Over 99% of the votes cast were in favor of our say-on-pay proposal. At our 2019 Annual Meeting of Stockholders, the Company submitted to stockholders a frequency of say-on-pay vote, recommending that a say-on-pay proposal be submitted annually. Our stockholders voted overwhelmingly in favor of an annual say-on-pay vote. Accordingly, stockholders are being provided with a say-on-pay vote at this year’s Annual Meeting.

Why You Should Vote in Favor of Our Say-On-Pay Proposal

Our executive compensation program is generally designed to attract, retain, motivate, and reward highly qualified and talented executive officers that will enable us to drive long-term stockholder value.

Our compensation practices include many best pay practices that support our executive compensation objectives and principles and benefit our stockholders.

What We Do:	What We Don’t Do:

●	Structure our executive officer compensation so that a significant portion of pay is at risk	●	No repricing of stock options unless approved by stockholders
●	Emphasize long-term performance in our equity-based incentive awards	●	No excessive perquisites
●	Use a mix of performance measures and caps on payouts	●	No guaranteed salary increases or bonuses
●	Require minimum vesting periods on equity awards	●	No tax or excise tax gross-ups
●	Require double-trigger for equity acceleration upon a change of control	●	No short sales or derivative transactions in Xtant stock, including hedges
●	Maintain competitive compensation packages	●	No pledging of Xtant securities

We encourage our stockholders to read the “Executive Compensation” section beginning on page 38, which describes in detail our executive compensation program and the executive compensation decisions made by the Compensation Committee for 2022, as well as the accompanying executive compensation tables and narratives that provide detailed information on the compensation of our named executive officers.

We believe that our executive compensation program is competitive, focused on pay for performance, and strongly aligned with the long-term interests of our stockholders. The Board believes that executive compensation for 2022 was reasonable, appropriate, and justified by the performance of the Company and the result of a carefully considered approach.

Proposed Resolution

The Board recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution:

RESOLVED, that our stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including in the “Executive Compensation” section, the accompanying compensation tables and the corresponding narrative discussion and footnotes, and any related material disclosed in this proxy statement.

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Stockholders are not voting to approve or disapprove the Board’s recommendation. As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise. The Compensation Committee and Board expect to take into account the outcome of the vote when considering future executive compensation decisions.

Next Say-On-Pay Vote

The next say-on-pay vote will occur at our 2024 Annual Meeting of Stockholders.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval, on an advisory basis, of our executive compensation, or say-on-pay vote.

The Board Recommends a Vote FOR Approval, on an Advisory Basis, of our Executive Compensation, or Say-on-Pay Vote

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PROPOSAL FOUR— APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION to require SUPERMAJORITY DIRECTOR VOTE to fix the number of directors at more than seven

Background

We are party to the Investor Rights Agreement. Pursuant to the Investor Rights Agreement, for so long as ROS and Royalty Opportunities maintain the Ownership Threshold, we may not increase the size of our Board beyond seven directors without the approval of a majority of the directors nominated by ROS and Royalty Opportunities. However, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation” or sometimes referred to as our “Charter”), provides that, subject to the rights (if any) of the holders of any series of preferred stock to elect additional directors under specified circumstances, the number of directors on our Board shall be such as from time to time shall be fixed exclusively by a resolution adopted by a majority of the Board.

We recently entered into an amendment to the Investor Rights Agreement eliminating the provision that requires the approval of a majority of the directors nominated by ROS and Royalty Opportunities to increase the size of our Board beyond seven directors, with such amendment becoming effective upon our stockholders approving an amendment to our Certificate of Incorporation to require the approval of at least 75% of the directors of the Company then holding office to fix the number of directors of the Company at more than seven directors. In connection with approving that amendment to the Investor Rights Agreement, the Board approved, subject to stockholder approval, a proposed amendment to our Certificate of Incorporation to provide that prior to July 26, 2030, fixing the number of directors on our Board at more than seven directors will require the approval of at least 75% of the directors of the Company then holding office. We believe that the approval required for increasing the size of the Board beyond seven directors should be set forth in the Certificate of Incorporation rather than the Investor Rights Agreement. We sometimes refer to this amendment as the “Board Size Charter Amendment” in this proxy statement.

Text of Proposed Board Size Charter Amendment

Our Certificate of Incorporation currently allows the number of directors of the Company to be fixed by resolution adopted by a majority of the Board. We propose to amend Article VI, Section 2 of our Certificate of Incorporation so that it would state in its entirety as follows (new language is double underlined and deleted language is ~~stricken~~):

“2. Number of Directors. Subject to the rights (if any) of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be such as from time to time shall be fixed ~~by~~ exclusively by resolution adopted by a majority of the Board of Directors; provided, however, that prior to July 26, 2030, fixing the number of directors of the Corporation at more than seven (7) directors shall require the approval of at least 75% of the directors of the Corporation then holding office. ~~Effective on the date that this Amended and Restated Certificate is filed with the Delaware Secretary of State, and subject to the preceding provisions of this sentence, the initial number of directors shall be seven (7).~~”

The proposed Certificate of Amendment to our Certificate of Incorporation (referred to in this Proposal Four as the “Board Size Certificate of Amendment”) reflecting the foregoing Board Size Charter Amendment is attached as Appendix A to this proxy statement.

Reasons for the Proposed Board Size Charter Amendment

The Board believes it is appropriate to retain the ability to have some control over increases in the number of directors that may serve on the Board. This allows us to increase the stability and continuity of our leadership and decrease the likelihood of unsolicited take-over attempts through control of the Board. The Board believes that these objectives can be accomplished by requiring the approval of at least 75% of the directors of the Company then holding office to increase the size of our Board beyond seven directors, which is similar to the requirement set forth in the Investor Rights Agreement. Additionally, the Board believes this amendment is in accordance with the Delaware General Corporation Law (“DGCL”), which permits companies to establish voting requirements in their governing documents, and reflects good corporate governance practices.

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For the reasons stated above, on April 26, 2023, the Board determined that the proposed Board Size Charter Amendment is advisable and in the best interest of our Company and our stockholders and authorized and approved, subject to stockholder approval, the proposed Board Size Charter Amendment and directed that it be considered for approval by our stockholders at the Annual Meeting. The Board believes the proposed Board Size Charter Amendment would promote the stability and continuity of our leadership and decrease the likelihood of an unsolicited take-over attempt through an increase in size of the Board.

Potential Effects of the Proposed Board Size Charter Amendment

The proposed amendment to our Certificate of Incorporation to require a supermajority director vote to fix the number of directors of the Company at more than seven may have the effect of deterring or making it more difficult for our Board to expand its size and for new directors to be appointed by the Board or nominated by stockholders, which may decrease the likelihood of an unsolicited takeover attempt. SEC rules require disclosure of governing document provisions that could have an anti-takeover effect.

Certificate of Incorporation and Bylaws

Our Certificate of Incorporation and Bylaws contain the following anti-takeover provisions that may have an anti-takeover effect of delaying, deferring or preventing a change in control of the Company:

●	We have shares of common stock and preferred stock available for issuance without stockholder approval. The existence of unissued and unreserved common stock and preferred stock may enable the Board to issue shares to persons friendly to current management or to issue preferred stock with terms that could render more difficult or discourage a third-party attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, thereby protecting the continuity of our management.

●	Shares of our common stock do not have cumulative voting rights in the election of directors, so our stockholders holding a majority of the shares of common stock outstanding will be able to elect all of our directors.

●	Special meetings of the stockholders may be called only by the Board, the chairman of the Board or the chief executive officer.

●	The Board may adopt, alter, amend or repeal our Bylaws without stockholder approval.

●	Unless otherwise provided by law, any newly created directorship or any vacancy occurring on the Board for any cause may be filled by the affirmative vote of a majority of the remaining members of the Board, even if such majority is less than a quorum, and any director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

●	The affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class, is required to amend or repeal the provisions of our Certificate of Incorporation related to the amendment of our Bylaws, the Board and our stockholders as well as the general provisions of our Certificate of Incorporation.

●	Stockholders must follow advance notice procedures to submit nominations of candidates for election to the Board at an annual or special meeting of our stockholders and must follow advance notice procedures to submit other proposals for business to be brought before an annual meeting of our stockholders.

●	Subject to the approval of Proposal No. 6, unless we consent in writing to an alternative forum, the Court of Chancery of the State of Delaware will be the exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to us or our stockholders, (iii) any action asserting a claim arising under any provision of the DGCL, our Certificate of Incorporation or our Bylaws, or (iv) any action asserting a claim governed by the internal-affairs doctrine. Notwithstanding the foregoing, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder and Section 22 of the Securities Act of 1933, as amended (the “Securities Act”), creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act, the Securities Act, or any other claim for which the federal courts have exclusive jurisdiction.

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Investor Rights Agreement

The Investor Rights Agreement includes certain provisions that may have an anti-takeover effect of delaying, deferring or preventing a change in control of the Company. The Investor Rights Agreement includes director nomination rights, which provide that so long as the Ownership Threshold is met, ROS and Royalty Opportunities are entitled to nominate such individuals to the Board constituting a majority of the directors. In addition, under the Investor Rights Agreement, so long as the Ownership Threshold is met, certain matters require the approval of the ROS and Royalty Opportunities to proceed with such a transaction, including without limitation, the sale, transfer or other disposition of assets or businesses of the Company or our subsidiaries with a value in excess of $250,000 in the aggregate during any fiscal year (other than sales of inventory or supplies in the ordinary course of business, sales of obsolete assets (excluding real estate), sale-leaseback transactions and accounts receivable factoring transactions).

Controlled Company Status

We are a “controlled company” as defined in section 801(a) of the NYSE American Company Guide because more than 50% of the combined voting power of all of our outstanding common stock is beneficially owned by OrbiMed Advisors LLC. Our status as a controlled company may have an anti-takeover effect of delaying, deferring or preventing a change in control of the Company.

Timing and Effect of the Board Size Charter Amendment

If the proposed Board Size Charter Amendment is approved by our stockholders, it would become effective immediately upon the filing of the Board Size Certificate of Amendment with the Secretary of State of the State of Delaware, which we would expect to file promptly after the Annual Meeting. After effectiveness of the Board Size Charter Amendment, the new provision requiring the approval of at least 75% of our directors holding office to fix the number of directors of the Company at more than seven would be effective immediately.

If the proposed Board Size Charter Amendment is not approved by our stockholders, our Certificate of Incorporation would remain unchanged except to the extent the Charter amendments in Proposal Five and Proposal Six are approved.

In accordance with the DGCL, the Board may elect to abandon the proposed Board Size Charter Amendment without further action by our stockholders at any time prior to the effectiveness of the filing of the Board Size Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Board Size Charter Amendment at the Annual Meeting.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval of the amendment to our Certificate of Incorporation to require a supermajority director vote to fix the number of directors at more than seven.

The Board of Directors Recommends a Vote FOR the Board Size Charter Amendment

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PROPOSAL FIVE— APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE OR LIMIT THE PERSONAL LIABILITY OF OFFICERS

Background

The State of Delaware, which is our state of incorporation, recently amended Section 102(b)(7) of the DGCL to permit a corporation to eliminate or limit the personal liability of certain officers to the corporation or its stockholders for breaches of the fiduciary duty of care as an officer in certain limited circumstances. We sometimes refer to this elimination or limitation of personal liability as “exculpation” in this proxy statement. Prior to amended DGCL Section 102(b)(7), Delaware law authorized such exculpation for directors but not for officers. As with directors, the exculpation protection does not apply to an officer’s breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Unlike director exculpation, however, the protection for officers under amended DGCL Section 102(b)(7) only permits officer exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate an officer’s monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. To gain the added protection for officers, we must amend our Certificate of Incorporation to add an officer exculpation provision.

An exculpation provision is one of three tools, in addition to indemnification and directors’ and officers’ (“D&O”) liability insurance, that can be used by directors and officers to protect themselves from personal liability incurred as a result of serving as a director or officer of a corporation. In general, exculpation provisions seek to prevent liability attaching to directors or officers in the first instance, while indemnification and D&O insurance seek to compensate and hold directors and officers harmless when they have incurred liability or are faced with defending liability claims. The Board believes it is important to provide not only its directors but also its officers protection from certain liabilities and expenses that may discourage prospective or current officers from serving as officers of the Company. Accordingly, on April 26, 2023, the Board approved, subject to stockholder approval, a proposed amendment to our Certificate of Incorporation to eliminate or limit the personal liability of our officers, as provided below. We sometimes refer to this proposed amendment to our Certificate of Incorporation as the “Officer Exculpation Charter Amendment” in this proxy statement. In the absence of such protection, the Board believes qualified officers might be deterred from serving as officers of the Company due to potential exposure to personal liability and the risk that substantial expense could be incurred in defending lawsuits, regardless of merit. In approving the proposed Officer Exculpation Charter Amendment, the Board took into account several factors, such as the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers who would be impacted, and the benefits the Board believes would accrue to us by providing officer exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits. The Board balanced these considerations with our corporate governance practices and determined that it is advisable and in the best interests of the Company and our stockholders to amend our Certificate of Incorporation to add an officer exculpation provision to eliminate or limit the personal liability of certain officers, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended.

Text of Proposed Officer Exculpation Charter Amendment

Our Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure we are able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to add a new ARTICLE IX to our Certificate of Incorporation, which would state in its entirety as follows:

“ARTICLE IX: MATTERS RELATING TO OFFICERS

1. Limitations of Liability. To the fullest extent permitted by law, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer; provided, however, that the foregoing shall not eliminate or limit the liability of an officer (i) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the officer derived an improper personal benefit, or (iv) in any action by or in the right of the Corporation. If the General Corporation Law of the State of Delaware is hereafter amended to permit further elimination or limitation of the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

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2. Change in Right. Any repeal or modification of Section 1 of this ARTICLE IX, or the adoption of any provision of this Amended and Restated Certificate of Incorporation, as amended, inconsistent with such Section 1 of this ARTICLE IX, by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of an officer of the Corporation existing at the time of such repeal, modification or adoption of an inconsistent provision.”

The proposed Certificate of Amendment to our Certificate of Incorporation (referred to in this Proposal Five as the “Officer Exculpation Certificate of Amendment”) reflecting the foregoing Officer Exculpation Charter Amendment is attached as Appendix B to this proxy statement.

Reasons for the Proposed Officer Exculpation Charter Amendment

The Board believes it is appropriate for public corporations incorporated in states that allow for the limitation of liability of directors and officers to have such a provision in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers and other companies with whom we compete for officer talent to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and we believe failing to adopt the proposed Officer Exculpation Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

For the reasons stated above, on April 26, 2023, the Board determined that the proposed Officer Exculpation Charter Amendment is advisable and in the best interest of our Company and our stockholders and authorized and approved, subject to stockholder approval, the proposed Officer Exculpation Charter Amendment and directed that it be considered for approval by our stockholders at the Annual Meeting. The Board believes the proposed Officer Exculpation Charter Amendment would better position us to attract top officer candidates and retain our current officers and enable our officers to exercise their business judgment in furtherance of the interests of our stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors, although it would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

The proposed Officer Exculpation Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Officer Exculpation Charter Amendment

If the proposed Officer Exculpation Charter Amendment is approved by our stockholders, it would become effective immediately upon the filing of the Officer Exculpation Certificate of Amendment with the Secretary of State of the State of Delaware, which we would expect to file promptly after the Annual Meeting. After effectiveness of the Officer Exculpation Charter Amendment, the new officer exculpation provision would apply only with respect to acts or omissions by our officers occurring after the date of the Officer Exculpation Charter Amendment.

If the proposed Officer Exculpation Charter Amendment is not approved by our stockholders, our Certificate of Incorporation would remain unchanged except to the extent the Charter amendments in Proposal Four and Proposal Six are approved.

In accordance with the DGCL, the Board may elect to abandon the proposed Officer Exculpation Charter Amendment without further action by our stockholders at any time prior to the effectiveness of the filing of the Officer Exculpation Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Officer Exculpation Charter Amendment at the Annual Meeting.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval of the proposed Officer Exculpation Charter Amendment, which would amend our Certificate of Incorporation to eliminate or limit the personal liability of officers to the extent permitted by recent amendments to Delaware law.

The Board of Directors Recommends a Vote FOR the Officer Exculpation Charter Amendment

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PROPOSAL SIX— APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO AMEND EXCLUSIVE FORUM PROVISION

Background

Our Certificate of Incorporation provides that, unless we consent in writing to an alternative forum, the Court of Chancery of the State of Delaware will be the exclusive forum for: derivative actions or proceedings brought on behalf of the Company, claims of breach of fiduciary duties, claims arising under the DGCL or our organizational documents, or any action asserting a claim governed by the internal-affairs doctrine. However, our Certificate of Incorporation does not currently provide for claims over which the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, which may render the provision of our Certificate of Incorporation that addresses forum selection, which we sometimes refer to as the exclusive forum provision, ineffectual and may result in claims being litigated in forums that are inefficient or unfavorable to the Company. Additionally, in light of a recent decision by the Delaware Supreme Court validating federal forum selection provisions related to claims brought under the Securities Act, the Board reviewed the applicability of the existing exclusive forum provision to such claims. Currently, as a result of Section 22 of the Securities Act, which supersedes the existing exclusive forum provision and creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder, stockholders may file the same claim against us at both the federal and state level. This concurrent jurisdiction may result in inefficiencies in how such claims are litigated, and we could incur substantial costs in litigating such claims in both federal and state courts.

The Board believes it is important to provide greater certainty with respect to the application of the exclusive forum provision in our Certificate of Incorporation. Accordingly, on April 26, 2023 the Board approved, subject to stockholder approval, a proposed amendment to our Certificate of Incorporation to specify alternative forums in which a claim may be brought in the event that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction and to select federal district courts as the sole and exclusive forum for disputes arising under the Securities Act in order to eliminate the possibility of concurrent jurisdiction. We sometimes refer to this proposed amendment to our Certificate of Incorporation as the “Exclusive Forum Charter Amendment” in this proxy statement.

Text of Proposed Exclusive Forum Charter Amendment

Our Certificate of Incorporation provides that, unless we consent in writing to an alternative forum, the Court of Chancery of the State of Delaware will be the exclusive forum for: derivative actions or proceedings brought on behalf of the Company, claims of breach of fiduciary duties, claims arising under the DGCL or the Company’s organizational documents, or any action asserting a claim governed by the internal-affairs doctrine. To specify alternative forums in which a claim may be brought in the event that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction and to select federal district courts as the sole and exclusive forum for disputes arising under the Securities Act, we proposed to amend Article VIII, Section 2 of our Certificate of Incorporation so that it would state in its entirety as follows (new language is double underlined and deleted language is ~~stricken~~):

“2. Forum. Unless the Corporation consents in writing to an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, a state court located within the State of Delaware or, if no state court located within the State of Delaware has subject matter jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising under any provision of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation, or the ~~by-laws~~ Bylaws of the Corporation (in each case, as they may be amended from time to time), or (iv) any action asserting a claim governed by the internal-affairs doctrine. Unless the Corporation consents in writing to an alternative forum, the federal district courts of the United States of America shall be, to the fullest extent permitted by applicable law, the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity ~~that acquires~~ purchasing or otherwise acquiring any interest in ~~shares of capital stock~~ any security of the Corporation will be deemed to have notice of and consented to the provisions of this section.”

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The proposed Certificate of Amendment to our Certificate of Incorporation (referred to in this Proposal Six as the “Exclusive Forum Certificate of Amendment”) reflecting the foregoing Exclusive Forum Charter Amendment is attached as Appendix C to this proxy statement.

Reasons for the Proposed Exclusive Forum Charter Amendment

The first objective of the Exclusive Forum Charter Amendment is to specify alternative forums in which a claim may be brought in the event that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction. Section 27 of the Exchange Act, for example, creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. To provide greater certainty in such instances, the Exclusive Forum Charter Amendment specifies that, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction over a matter, it should be brought at a state court located within the State of Delaware or, if no state court located within the State of Delaware has subject matter jurisdiction, it should be brought at the federal district court for the District of Delaware. The Board believes that including these alternative forums will generally provide greater certainty with respect to, and promote efficiency of, the Company’s management of litigation. In making this determination, the Board considered the following factors:

●	limiting forum shopping by plaintiffs’ lawyers and potentially discouraging illegitimate claims;

●	more efficiently managing procedural aspects of securities litigation; and

●	allowing us to focus on the underlying substantive rights or remedies, instead of addressing where a claim may be brought.

The second objective of the Exclusive Forum Charter Amendment is to reflect the recent decision by the Delaware Supreme Court validating federal forum selection provisions for Securities Act claims, as described above. The Board believes that the Company and our stockholders would benefit from having any causes of action arising under the Securities Act resolved in the federal district courts. In making this determination, the Board considered the following factors in addition to the above-mentioned factors:

●	allowing us to consolidate multi-jurisdictional litigation, which would enable us to avoid the inefficiencies, the excessive and duplicative litigation expenses, and the risk of inconsistent rulings concerning the same claims and underlying subject matter associated with defending claims in multiple jurisdictions; and

●	ensuring that claims arising under the Securities Act are heard by courts with extensive experience adjudicating such claims, which provides us and our stockholders with more predictability regarding the outcome of such claims.

For the reasons stated above, on April 26, 2023, the Board determined that the proposed Exclusive Forum Charter Amendment is advisable and in the best interest of our Company and our stockholders and authorized and approved, subject to stockholder approval, of the proposed Exclusive Forum Charter Amendment and directed that it be considered for approval by stockholders at the Annual Meeting. The Board believes the proposed Exclusive Forum Charter Amendment would enable us to litigate claims more efficiently.

Although the Board recommends approval of the Exclusive Forum Charter Amendment, such approval could have negative implications on us and our stockholders. Among other items, such approval may have the effect of discouraging claims brought by stockholders, by limiting stockholder ability to litigate in a forum they consider advantageous, or by adding further litigation-related expenses.

The proposed Exclusive Forum Charter Amendment is not being proposed in response to any specific claim brought by any stockholder, individual, or entity over which the Court of Chancery of the State of Delaware does not have subject matter jurisdiction or any claims arising under the Securities Act.

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Timing and Effect of the Exclusive Forum Charter Amendment

If the proposed Exclusive Forum Charter Amendment is approved by our stockholders, it would become effective immediately upon the filing of the Exclusive Forum Certificate of Amendment with the Secretary of State of the State of Delaware, which we would expect to file promptly after the Annual Meeting. After effectiveness of the Exclusive Forum Charter Amendment, the new exclusive forum provision would apply only with respect to claims brought after the date of the Exclusive Forum Charter Amendment.

If the proposed Exclusive Forum Charter Amendment is not approved by our stockholders, our Certificate of Incorporation would remain unchanged except to the extent the Charter amendments in Proposal Four and Proposal Five are approved.

In accordance with the DGCL, the Board may elect to abandon the proposed Exclusive Forum Charter Amendment without further action by our stockholders at any time prior to the effectiveness of the filing of the Exclusive Forum Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Exclusive Forum Charter Amendment at the Annual Meeting.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval of the Exclusive Forum Charter Amendment, which would specify which forum should be selected in the event that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, including causes of action arising under the Securities Act.

The Board of Directors Recommends a Vote FOR the Exclusive Forum Charter Amendment

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PROPOSAL Seven— APPROVAL OF Xtant Medical Holdings, Inc. 2023 EQUITY Incentive Plan

Background

On April 26, 2023, the Board, upon recommendation of the Compensation Committee, approved, subject to approval by our stockholders, the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (the “2023 Plan”). The purpose of the 2023 Plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our Company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

If our stockholders approve the 2023 Plan, it will replace the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (as amended and restated, the “2018 Plan”), and no new awards will be granted under the 2018 Plan. The terms of the 2018 Plan, as applicable, will continue to govern awards outstanding under the 2018 Plan, until exercised, expired, paid or otherwise terminated or canceled. Other than the 2018 Plan, we have no other equity compensation plans under which equity awards can be granted.

The 2023 Plan permits the grant of non-statutory and incentive stock options, stock appreciation rights, or “SARs,” restricted stock awards, restricted stock units, or “RSUs,” deferred stock units, or “DSUs,” performance awards, non-employee director awards, and other stock-based awards. Subject to adjustment, the maximum number of shares of our common stock to be authorized for issuance under the 2023 Plan is 5,500,000 shares, plus (i) shares of our common stock available for issuance under the 2018 Plan as of the date of stockholder approval of the 2023 Plan, but not subject to outstanding awards as of such date and (ii) any shares subject to awards outstanding under the 2018 Plan as of the date of stockholder approval of the 2023 Plan that are subsequently forfeited or cancelled or expire or otherwise terminate without the issuance of such shares.

The Board is asking our stockholders to approve the 2023 Plan in order to qualify stock options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”). In addition, the NYSE American listing standards require stockholder approval of the 2023 Plan. If our stockholders do not approve the 2023 Plan, the 2018 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms. If our stockholders approve the 2023 Plan, the 2023 Plan will become effective as of the date of stockholder approval.

Reasons Why You Should Vote in Favor of the 2023 Plan

The Board recommends a vote “FOR” approval of the 2023 Plan because the Board believes the proposed 2023 Plan is in the best interests of the Company and our stockholders for the following reasons:

●	Attracts and retains talent. Talented and motivated employees, non-employee directors, and consultants are essential to executing our business strategies. Stock-based compensation is an important component of total compensation for our non-employee directors, executive officers and key employees because such compensation enables us to effectively recruit and retain qualified individuals while encouraging them to think and act like owners of Xtant.

●	Consistent with our pay-for-performance compensation philosophy to increase stockholder value. We believe that stock-based compensation, by its very nature, is performance-based compensation. We use incentive compensation both to reinforce desired business results for our key employees and to motivate them to achieve those results.

●	Aligns director, employee and stockholder interests. We believe our stock-based compensation programs help align the interests of our non-employee directors and employees with those of our stockholders. We believe our long-term stock-based incentives help promote long-term retention of our non-employee directors, employees and encourage significant ownership of our common stock. If the 2023 Plan is approved, we will be able to maintain these important means of aligning the interests of our non-employee directors and employees with those of our stockholders.

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●	Protects stockholder interests and embraces sound equity-based compensation practices. As described below under the heading “—Summary of Sound Governance Features of the 2023 Plan,” the 2023 Plan includes a number of features that are consistent with protecting the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of the 2023 Plan

The Board and Compensation Committee believe that the 2023 Plan contains several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, including the following:

✓	No automatic share replenishment or “evergreen” provision	✓	No re-pricing of “underwater” stock options or SARs without stockholder approval
✓	Will not be excessively dilutive to our stockholders	✓	No discounted or reload stock options or SARs
✓	Limit on non-employee director compensation	✓	No tax gross-ups
✓	No reload stock options or SARs	✓	“Clawback” provisions
✓	No liberal share counting or “recycling” of shares from exercised stock options, SARs, or other stock-based awards	✓	No liberal change in control definition

Background for Shares Authorized for Issuance

If the 2023 Plan is approved, the maximum number of shares of common stock available for issuance under the 2023 Plan will be equal to 5,500,000, plus shares of our common stock remaining available for issuance under the 2018 Plan as of the date of stockholder approval of the 2023 Plan, but not subject to outstanding awards, and any shares subject to awards outstanding under the 2018 Plan as of the date of stockholder approval of the 2023 Plan that are subsequently forfeited or cancelled or expire or otherwise terminate without the issuance of such shares.

As of May 30, 2023, 7,741,594 shares of our common stock remained available for issuance under the 2018 Plan.

In setting the number of shares of common stock available for issuance under the 2023 Plan, the Board and Compensation Committee considered a number of factors, which are discussed further below, including:

●	Shares available under the 2018 Plan and total outstanding equity-based awards and how long the shares available are expected to last;

●	Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as “burn rate”); and

●	Potential dilution and overhang.

Shares Available and Outstanding Equity Awards

While the use of long-term incentive, in the form of equity awards is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In setting the number of shares of common stock available for issuance under the 2023 Plan, the Board and Compensation Committee also considered shares available under the 2018 Plan and total outstanding equity awards and how long the shares available under the 2018 Plan are expected to last. To facilitate the approval of the 2023 Plan, set forth below is information about our shares of common stock that may be issued under our equity compensation plans as of May 30, 2023.

As of May 30, 2023, we had 108,897,048 shares of common stock issued and outstanding. The market value of one share of common stock on May 30, 2023, as determined by reference to the closing price as reported on the NYSE, was $0.61.

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As described in more detail in the table below, as of May 30, 2023:

●	Stock options to purchase 3,416,037 shares of our common stock and RSUs covering 3,237,116 shares were outstanding under the 2018 Plan, and stock options to purchase 12,845 shares of our common stock were outstanding under our prior equity compensation plan; and

●	7,741,594 shares remained available for issuance under the 2018 Plan and no shares remained available for issuance under any other equity compensation plan.

Historical Equity Award Granting Practices

In setting the number of shares of common stock authorized for issuance under the 2023 Plan, the Board and Compensation Committee also considered the historical number of equity awards granted under the 2018 Plan and other equity compensation plans in the past three full fiscal years. The following table sets forth information regarding awards granted and earned and the annual burn rate for each of the last three fiscal years.

	2022	2021	2020
Stock options granted	602,123	1,012,083	1,708,743
RSUs awarded	2,461,528	1,249,002	2,148,662
Weighted average basic shares of common stock outstanding during fiscal year	94,085,197	85,456,175	28,499,847
Burn rate	3.3%	2.6%	13.5%

The Board and Compensation Committee also considered our three-year average burn rate (2020 to 2022) of approximately 6.5%. Based on historical granting practices and the recent trading price of our common stock, we expect the 2023 Plan to cover awards for approximately three to four years. However, we cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time; and, therefore, the share reserve under the 2023 Plan could last for a shorter or longer period of time.

Potential Dilution and Overhang

In setting the number of shares of common stock authorized for issuance under the 2023 Plan, the Board and Compensation Committee also considered the potential dilution and overhang that would result from approval of the 2023 Plan, including the policies of institutional investors and major proxy advisory firms.

Assuming Approval of the 2023 Plan
Options outstanding as of May 30, 2023	3,416,037
Weighted Average Exercise Price of Options Outstanding	$1.50
Weighted Average Remaining Term of Options Outstanding	7.81
Outstanding RSUs as of May 30, 2023	3,237,116
Total Equity Awards Outstanding	6,653,153
Common Stock Outstanding as of May 30, 2023	108,897,048
Current Dilution as of May 30, 2023(1)	6.1%
Shares Available for Grant Under 2018 Plan (will carryover to 2023 Plan)	7,741,594
Current Overhang as a Percentage of Common Stock Outstanding as of May 30, 2023(2)	13.2%
Shares Available for Future Grant Under the 2023 Plan (not including carryover shares)	5,500,000
Potential Dilution as of May 30, 2023(1)	6.1%
Potential Overhang as a Percentage of Common Stock Outstanding as of May 30, 2023(2)	18.3%

(1)	Dilution consists of the number of shares subject to equity awards outstanding as of May 30, 2023 divided by the number of shares of common stock outstanding as of May 30, 2023.

(2)	Overhang consists of the number of shares subject to equity awards outstanding as of May 30, 2023 and the number of shares available for future grant under the 2023 Plan, including the carryover shares, divided by the number of shares of common stock outstanding as of May 30, 2023.

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Summary of the 2023 Plan Features

The major features of the 2023 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2023 Plan, which has been filed electronically with the SEC along with the filing of this proxy statement and is available through the SEC’s website at www.sec.gov and may be obtained upon request to our Corporate Secretary at 664 Cruiser Lane, Belgrade, Montana 59714, or by telephone at (406) 388-0480.

Purpose	The purpose of the 2023 Plan is to advance the interests of the Company and our stockholders by enabling the Company and our subsidiaries to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

Plan Administration	The Board and the Compensation Committee will administer the 2023 Plan. Subject to certain limitations, the plan administrator has broad authority under the terms of the 2023 Plan to take certain actions under the plan.

Delegation	To the extent permitted by applicable law, the Board or Compensation Committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers as it may deem advisable. The Board or Compensation Committee may authorize one or more directors or officers of the Company to designate employees, other than officers, non-employee directors, or 10% stockholders of the Company, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing	The Board may not, without prior approval of our stockholders, effect any re-pricing of any previously granted “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price or grant price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the 2023 Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or the grant price of the SAR.

Shares Authorized

Subject to adjustment (as described below), the maximum number of shares of our common stock that will be available for issuance under the 2023 Plan will be the sum of (i) 5,500,000 shares of common stock; plus (ii) the number of shares of common stock remaining available for issuance under the 2018 Plan but not subject to outstanding awards as of the effective date; plus (iii) the number of additional shares of common stock subject to awards outstanding under the 2018 Plan as of the effective date but only to the extent that such outstanding awards are forfeited, cancelled, expire or otherwise terminate without the issuance of such shares of common stock after the effective date. No more than 5,500,000 total shares may be granted as incentive stock options.

Shares that are issued under the 2023 Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the 2023 Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares of common stock authorized for issuance under the 2023 Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares withheld to satisfy tax withholding obligations on awards issued under the 2023 Plan, any shares withheld to pay the exercise price or grant price of awards under the 2023 Plan, and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will be counted against the shares authorized for issuance under the 2023 Plan and will not be available again for grant under the 2023 Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the 2023 Plan. Any shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards. Any shares of common stock related to awards granted under the 2023 Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the shares will be available again for grant under the 2023 Plan. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the 2023 Plan. The shares available for issuance under the 2023 Plan may be authorized and unissued shares or treasury shares.

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Non-Employee Director Compensation Limit	The 2023 Plan limits total non-employee director compensation such that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $400,000 (increased to $600,000 with respect to any non-employee director serving as chairman of the Board or lead independent director or in the fiscal year of a non-employee director’s initial service as a non-employee director). Any compensation that is deferred will count towards this limit for the year in which the compensation is first earned, and not a later year of settlement.

Adjustments	In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off), or other similar change in the corporate structure or shares of our common stock, the Board will make the appropriate adjustment or substitution. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the 2023 Plan. In order to prevent dilution or enlargement of the rights of participants, the Board may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

Eligible Participants	Awards may be granted to employees, non-employee directors, and consultants of the Company or any of our subsidiaries. A “consultant” for purposes of the 2023 Plan is one who renders services to the Company or its subsidiaries that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. As of May 30, 2023, 144 employees, six non-employee directors and no consultants would have been eligible to participate in the 2023 Plan had it been approved by our stockholders at such time.

Types of Awards	The 2023 Plan permits the grant of non-statutory and incentive stock options, SARs, restricted stock awards, RSUs, DSUs, performance awards, non-employee director awards, and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options	Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2023 Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or its subsidiary. Each stock option granted under the 2023 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting, and any other conditions. The exercise price of each stock option granted under the 2023 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value under the plan means, unless otherwise determined by the Board, the closing price of our common stock, as reported on the NYSE American, on the immediately prior trading day. The closing price of our common stock, as reported on the NYSE American on May 30, 2023, was $0.61 per share. The Board fixes the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

SARs	A SAR is a right granted to receive payment of cash, stock, or a combination of both equal to the difference between the fair market value of shares of our common stock and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the Board may determine. The grant price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The Board fixes the term of each SAR, but SARs granted under the 2023 Plan will not be exercisable more than 10 years after the date the SAR is granted.

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Restricted Stock Awards, RSUs, and DSUs	Restricted stock awards, RSUs, and/or DSUs may be granted under the 2023 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. DSUs permit the holder to receive shares of common stock or the equivalent value in cash or other property at a future time as determined by the Board. The Board will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs or DSUs granted, and other such conditions or restrictions.

Performance Awards	Performance awards, in the form of cash, shares of common stock, other awards, or a combination of both, may be granted under the 2023 Plan in such amounts and upon such terms as the Board may determine. The Board will determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods, and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant. The Board retains discretion to adjust performance awards either upward or downward, either on a formula or discretionary basis or any combination, as the Board determines.

Non-Employee Director Awards	The Board at any time and from time to time may approve resolutions providing for the automatic or other grant of awards under the 2023 Plan to non-employee directors. Such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions, and limitations as the Board may establish in its sole discretion consistent with the provisions of the 2023 Plan. The Board may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees, or other fees in restricted stock, RSUs, DSUs, or other stock-based awards in lieu of cash.

Other Stock-Based Awards	Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Board may determine.

Dividend Equivalents	With the exception of stock options, SARs, and unvested performance awards, awards under the 2023 Plan may, in the Board’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends may be paid on awards until they are vested. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Board.

Termination of Employment or Other Service

The 2023 Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability, or retirement, then:

●	All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;

●	All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

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●	All outstanding unvested RSUs, performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability, or retirement, then:

●	All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire;

●	All outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, performance awards, and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination	Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Board may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become, or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, DSUs, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest, or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date. Any such action by the Board adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Board is authorized by the 2023 Plan to take such action.

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Forfeiture and Recoupment

If a participant is determined by the Board to have taken any action while providing services to the Company or within one year after termination of such services that would constitute “cause” or an “adverse action,” as such terms are defined in the 2023 Plan, all rights of the participant under the 2023 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Board has the authority to rescind the exercise, vesting, issuance, or payment in respect of any awards of the participant that were exercised, vested, issued, or paid and require the participant to pay to the Company, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance, or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, awards under the 2023 Plan shall be subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under applicable law and any compensation “clawback,” forfeiture or recoupment policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Board and set forth in the applicable award agreement.

Effect of Change in Control	Generally, a change in control will mean:

●	The acquisition, other than by the Company, by any individual, entity, or group of beneficial ownership of 50% or more of the then outstanding shares of common stock;

●	The consummation of a reorganization, merger, or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of common stock and voting securities immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock of the corporation resulting from the transaction; or

●	A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the Board may, in its discretion, determine whether some or all outstanding options shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part, and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Board may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of our shares of common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us, or a combination of both cash and such shares of stock.

Term, Termination and Amendment

Unless sooner terminated by the Board, the 2023 Plan will terminate at 11:59 p.m. on July 25, 2033. No award will be granted after termination of the 2023 Plan, but awards outstanding upon termination of the 2023 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2023 Plan.

Subject to certain exceptions, the Board has the authority to suspend or terminate the 2023 Plan or terminate any outstanding award agreement and the Board has the authority to amend the 2023 Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the 2023 Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2023 Plan; or (b) such amendment would: (i) modify the re-pricing provisions of the 2023 Plan; (ii) increase the aggregate number of shares of common stock issued or issuable under the 2023 Plan; (iii) modify the eligibility requirements for participants in the 2023 Plan; or (vi) reduce the minimum exercise price or grant price as set forth in the 2023 Plan. No termination, suspension, or amendment of the 2023 Plan shall adversely affect any outstanding award previously granted under the 2023 Plan without the written consent of the participant holding such award.

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U.S. Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the U.S. federal income tax consequences to participants and the Company of transactions under the 2023 Plan. This summary is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the 2023 Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other U.S. federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2023 Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the stock option holder is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the stock option holder meets the employment requirements and does not dispose of the common shares acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the common shares are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common shares on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common shares acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of an SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of common shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, DSUs and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, DSUs, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

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Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for us to satisfy the recipient’s federal, state or local tax withholding obligations with respect to awards granted under the 2023 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on Xtant. The Board of Directors may permit a participant to satisfy a tax obligation by withholding shares of common shares underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” may not be deductible to the extent that it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Code Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our proxy statement for our Annual Meeting of Stockholders; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2017, as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

New Plan Benefits

It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2023 Plan or would have been received by or allocated to participants for the last completed fiscal year if the 2023 Plan had then been in effect because awards under the 2023 Plan will be made at the discretion of the Board. However, under our current non-employee director compensation program, each person serving as a non-employee director receives an annual RSU award.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval of the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan.

The Board of Directors Recommends a Vote FOR Approval of the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan

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EXECUTIVE COMPENSATION

Executive Officers

The names, ages, and positions of our executive officers as of May 30, 2023 are as follows:

Name	Age	Position
Sean E. Browne	57	President and Chief Executive Officer and Director
Kevin D. Brandt	58	Chief Commercial Officer
Scott C. Neils	39	Chief Financial Officer
Mark A. Schallenberger	37	Chief Operations Officer

Sean E. Browne has served as our President and Chief Executive Officer since October 2019 and as a member of our Board since October 2019. Prior to this, Mr. Browne served as Chief Revenue Officer of CCS Medical, Inc., a provider of home delivery medical supplies, from September 2014 to June 2019. Prior to CCS Medical, Mr. Browne served as Chief Operating Officer of The Kini Group, an integrated cloud-based software analytics and advisory firm, from March 2013 to August 2014. From November 2007 to March 2016, Mr. Browne served as President and Chief Executive Officer and a director of Neuro Resource Group, a venture start-up medical device company that was sold to a strategic buyer. In other roles, Mr. Browne served as President, Miltex Surgical Instrument Division for Integra LifeSciences Holdings Corporation, a publicly held medical device company that acquired Miltex Holdings, Inc. Mr. Browne served as Vice President, Sales and Marketing of Esurg.com, an e-commerce company serving physician and ambulatory surgery markets. Prior to Esurg.com, Mr. Browne served as Senior Vice President, Health Systems Division of McKesson Corporation, a drug company, and prior to McKesson, served in various positions with increasing responsibility at Baxter Healthcare. Mr. Browne holds a Masters of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Science degree, with a major in Finance and minor in Statistics, from Boston University. We believe that Mr. Browne’s day-to-day operations experience as a result of his role as our President and Chief Executive Officer enable him to make valuable contributions to the Board of Directors. In addition, in his role as President and Chief Executive Officer, Mr. Browne provides unique insight into our business strategies, opportunities and challenges, and serves as the unifying element between the leadership and strategic direction provided by the Board of Directors and the implementation of our business strategies by management.

Kevin D. Brandt has served as our Chief Commercial Officer since July 2018. From January 2017 to June 2018, Mr. Brandt served as Executive Vice President, Chief Commercial Officer – Domestic Direct of RTI Surgical, Inc., a surgical implant company. Mr. Brandt joined RTI as Vice President and General Manager, Emerging Technologies Commercialization in June 2012 and assumed additional responsibilities in January 2013 as head of RTI’s direct spine business. Following the acquisition of Pioneer Surgical, from July 2013 to December 2016, Mr. Brandt assumed additional responsibility when he began overseeing all North American and Canadian spine hardware and spine biologics portfolios. Mr. Brandt has over 32 years of commercial leadership experience in the global orthopedic industry focusing on building sustainable growth and value. Mr. Brandt’s expertise includes experience in sales, marketing, business development, mergers and acquisitions and integration leadership. Prior to joining RTI, Mr. Brandt held various senior leadership roles over an 18-year period in the orthopedic and spinal divisions at Stryker Corporation. In his most recent position at Stryker, he was President of Osteokinetics Corp. from January 2002 to June 2012. From June 2000 to December 2001, Mr. Brandt was Senior Director, US Spinal Sales, in which he was responsible for divesting and subsequently leading the Stryker Spine US Sales organization. Prior to joining Stryker, Mr. Brandt was a sales leader at Zimmer in a flagship office piloting a direct sales model from January 1990 to April 1994. Mr. Brandt earned a master’s degree in business administration in corporate finance and investments with distinction from Adelphi University, a bachelor of science degree in business administration from New York Institute of Technology, and has taken executive education courses at the Wharton School of Business, US Naval Academy and the Gallup organization.

Scott C. Neils has served as our Chief Financial Officer since June 2022 and prior to that served as our Interim Chief Financial Officer from January 2022 to June 2022 and as our Controller from August 2019 until January 2022. Mr. Neils’ has 15 years of experience focused on public accounting and corporate finance. In this role, Mr. Neils gained extensive experience managing our finance and accounting functions. Prior to joining Xtant, Mr. Neils served as Audit Senior Manager at Baker Tilly US, LLP (formerly Baker Tilly Virchow Krause, LLP), an advisory, tax and assurance firm, from November 2015 to August 2019. Prior to that position, Mr. Neils was at Grant Thornton LLP, an accounting and advisory organization, from September 2007 to November 2015, most recently as Audit Manager. Mr. Neils is a Certified Public Accountant. He holds a Bachelor of Science in Business in Accounting and a Master of Accountancy from the Carlson School of Management at the University of Minnesota.

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Mark A. Schallenberger was appointed our Chief Operations Officer effective as of January 16, 2023. Prior to this, Mr. Schallenberger served as Chief Operations Officer of Surgenex LLC, a medical technology manufacturer, from June 2019 to January 2023. Prior to Surgenex, Mr. Schallenberger served as Senior Director of Marketing & Product Development of DCI Donor Services Tissue Bank, a tissue bank, from February 2016 to June 2019. Prior to DCI Donor Services Tissue Bank, Mr. Schallenberger served as various roles with increasing responsibility from September 2010 to February 2016 culminating with Director of Scientific Affairs with Xtant Medical Holdings, Inc. formerly Bacterin International Holdings, Inc. Mr. Schallenberger holds a Master of Science in Chemical Biology from The Scripps Research Institute and a Bachelor of Science degree in Chemistry from the University of Montana.

Summary Compensation Table

The table below provides summary information concerning all compensation awarded to, earned by, or paid to the individual that served as a principal executive officer (“PEO”) of the Company during the year ended December 31, 2022, the two most highly compensated executives other than the PEO for the year ended December 31, 2022.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Sean E. Browne	2022	$600,000	$—	$—	$—	$416,400	$44,162	$1,060,562
President and Chief	2021	590,228	—	—	—	201,900	39,362	831,490
Executive Officer
Kevin D. Brandt	2022	415,000	$—	$213,241	$—	$144,005	$6,250	$778,496
Chief Commercial	2021	408,615	—	205,878	214,288	85,243	9,992	924,016
Officer
Scott C. Neils(6)	2022	366,977	$—	$188,646	$60,028	$124,342	$26,540	$766,533
Chief Financial Officer

(1)	We generally do not pay any discretionary bonuses or bonuses that are subjectively determined and did not pay any such bonuses to any named executive officers in 2022. Annual cash incentive bonus payouts based on performance against pre-established performance goals are reported in the “Non-equity incentive plan compensation” column.

(2)	Amounts reported represent the aggregate grant date fair value for restricted stock unit (“RSU”) awards computed in accordance with FASB ASC Topic 718. The grant date fair value is determined based on the per share closing sale price of our common stock on the grant date for 2022 and 2021.

(3)	Amounts reported represent the aggregate grant date fair value for option awards granted to each named executive officer computed in accordance with FASB ASC Topic 718. The grant date fair value is determined based on our Black-Scholes option pricing model. The table below sets forth the specific assumptions used in the valuation of each such option award:

Grant Date	Grant Date Fair Value Per Share	Risk Free Interest Rate	Expected Life	Expected Volatility	Expected Dividend Yield
01/15/2022	$0.55	1.61%	6.25 years	112.60%	—
08/15/2021	1.27	0.97%	6.25 years	112.66%	—

(4)	Amounts reported represent payouts under our annual bonus plan and for each year reflect the amounts earned for that year but paid during the following year.

(5)	The table below provides information concerning amounts reported in the “All Other Compensation” column of the Summary Compensation Table for 2022 with respect to each named executive officer. Additional detail on these amounts is provided in the table below.

Name	401(k) Match	Commuting Expenses	Total
Sean E. Browne	$12,200	$31,962	$44,162
Kevin D. Brandt	6,250	—	6,250
Scott C. Neils	11,798	26,540	38,338

(6)	Mr. Neils was appointed as our Interim Chief Financial Officer effective January 3, 2022 and our Chief Financial Officer effective June 1, 2022.

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Executive Employment and Other Agreements

Employment Agreements

Effective October 7, 2019, we entered into an employment agreement with Sean E. Browne, our President and Chief Executive Officer, which provides for an annual base salary $600,000 and a target annual bonus opportunity equal to 100% of his annual base salary. We agreed to reimburse his reasonable travel and business expenses. In addition, we agreed to grant him an option to purchase 329,044 shares of our common stock and an RSU unit award covering 329,044 shares of our common stock under the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan, as amended, effective as of October 15, 2019, consistent with our equity grant policy. The total number of shares subject to these equity awards represented 5% of our then outstanding common stock. We also agreed to grant Mr. Browne additional stock options and RSU awards, in the same proportionate split, in the event OrbiMed (including its affiliates) converts any of our outstanding indebtedness into equity of the Company within five years. Accordingly, in response to the completion of our October 2020 debt restructuring, on November 15, 2020, we granted Mr. Browne an additional option to purchase 1,468,859 shares of our common stock and an RSU award covering 1,468,859 shares of our common stock. The terms of these awards are described under “Outstanding Equity Awards at Fiscal Year-End.” Our agreement with Mr. Browne also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions, as well as standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

Effective July 9, 2018, we entered into an employment agreement with Kevin D. Brandt, our Chief Commercial Officer, which provided for an initial annual base salary of $400,000 (which was subsequently increased to $415,000 in April 2019) with a target annual bonus of 50% of his annual base salary, and a $90,000 signing bonus, which was required to be paid back if Mr. Brandt terminated his employment with Xtant prior to the one-year anniversary of his hire date. In addition, the agreement provided for the grant of an RSU award covering 40,000 shares of our common stock, which will vest in full on July 9, 2021, the three-year anniversary date of Mr. Brandt’s hire date, assuming continued employment. The agreement also provides that Mr. Brandt is eligible to receive an annual equity award, subject to the approval of the Board, provided that the grant value of such equity award shall not be less than 50% of his annual base salary. Accordingly, on August 15, 2020, Mr. Brandt was granted an option to purchase 119,942 shares of our common stock and an RSU award covering 95,183 shares of our common stock, which are described under “Outstanding Equity Awards at Fiscal Year-End.” This agreement contains standard confidentiality, non-competition, non-solicitation, and assignment of intellectual property provisions, as well as standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

Effective June 1, 2022, we entered into an employment agreement with Scott C. Neils, our Chief Financial Officer, which provides for an annual base salary $400,000 and a target annual bonus opportunity equal to 50% of his annual base salary. For 2022, Mr. Neils’s bonus will be based on his earned salary for 2022 in light of his promotion to Interim Chief Financial Officer in January 2022 and his promotion to Chief Financial Officer on a non-interim basis effective June 1, 2022. Our agreement with Mr. Neils also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions, as well as standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

Indemnification Agreements

We have entered into indemnification agreements with our executive officers that require us to indemnify them against certain liabilities that may arise by reason of their status or service as directors or executive officers to the fullest extent not prohibited by Delaware law.

401(k) Retirement Plan

We have a 401(k) plan for our employees. The 401(k) plan is a defined contribution plan covering substantially all of our employees. Employees are eligible to participate in the plan on the first day of any month after starting employment. Employees are allowed to contribute a percentage of their wages to the 401(k) plan, subject to statutorily prescribed limits and are subject to a discretionary employer match of 100% of their wage deferrals not in excess of 4% of their wages.

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Outstanding Equity Awards at Fiscal Year-End

The table below provides information regarding unexercised option awards and unvested stock awards held by each of our named executive officers that remained outstanding at our fiscal year-end, December 31, 2022. All of the outstanding equity awards described below were granted under the 2018 Plan.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested(2)
Sean E. Browne	197,426	131,618	(3)	$2.70	10/15/2029	131,618	(4)	$86,868
	734,429	734,430	(5)	1.26	11/15/2030	734,430	(6)	484,724
Kevin D. Brandt	30,770	—		6.20	08/15/2028	8,793	(7)	5,803
	30,395	10,132	(8)	2.76	08/15/2029	47,592	(9)	31,411
	59,971	59,971	(10)	1.13	08/15/2030	121,582	(11)	80,244
	62,349	137,370	(12)	1.27	08/15/2031	410,079	(13)	270,652
Scott C. Neils	15,381	5,127	(14)	1.80	11/15/2029	58,594	(9)	38,672
	30,048	66,106	(12)	1.27	08/15/2031	88,983	(15)	58,729
	—	109,164	(16)	0.65	01/15/2032	251,895	(13)	166,251

(1)	All options awards have a 10-year term, but may terminate earlier if the recipient’s employment or service relationship with the Company terminates.

(2)	Based on the closing price of our common stock on December 31, 2022 ($0.66), as reported by the NYSE American.

(3)	This stock option vests in nearly equal installments annually over a five-year period beginning on October 15, 2020. In addition, this option will vest in full immediately in the event that it is discontinued upon a change in control or up to one year following a change in control and a pro rata percentage will vest immediately if Mr. Browne dies.

(4)	This RSU award vests in nearly equal installments annually over a five-year period beginning on October 15, 2020. In addition, this RSU award will vest in full immediately in the event that it is discontinued upon a change in control or up to one year following a change in control and a pro rata percentage will vest immediately if Mr. Browne dies.

(5)	This stock option vests in nearly equal installments annually over a four-year period beginning on October 15, 2021. In addition, this option will vest in full immediately in the event that it is discontinued upon a change in control or up to one year following a change in control and a pro rata percentage will vest immediately if Mr. Browne dies.

(6)	This RSU award vests in nearly equal installments annually over a four-year period beginning on October 15, 2021. In addition, this RSU award will vest in full immediately in the event that it is discontinued upon a change in control or up to one year following a change in control and a pro rata percentage will vest immediately if Mr. Browne dies.

(7)	This RSU award vests in nearly equal installments annually over a four-year period beginning on August 15, 2020. In addition, this RSU award will vest in full immediately in the event that it is discontinued upon a change in control or up to 12 months following a change in control and a pro rata percentage will vest immediately if the executive dies.

(8)	This stock option vests in nearly equal installments annually over a four-year period beginning on August 15, 2020. In addition, this option will vest in full immediately in the event that it is discontinued upon a change in control or up to one year following a change in control and a pro rata percentage will vest immediately if the executive dies.

(9)	This RSU award vests in nearly equal installments annually over a four-year period beginning on August 15, 2021. In addition, this RSU award will vest in full immediately in the event that it is discontinued upon a change in control or up to 12 months following a change in control and a pro rata percentage will vest immediately if the executive dies.

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(10)	This stock option vests with respect to 25% of the shares on August 15, 2021 and with respect to the remaining 75% of such shares over the three-year period thereafter in 12 as nearly equal as possible quarterly installments. In addition, this option will vest in full immediately in the event that it is discontinued upon a change in control or up to one year following a change in control and a pro rata percentage will vest immediately if the executive dies.

(11)	This RSU award vests in nearly equal installments annually over a four-year period beginning on August 15, 2022. In addition, this RSU award will vest in full immediately in the event that it is discontinued upon a change in control or up to 12 months following a change in control and a pro rata percentage will vest immediately if the executive dies.

(12)	This stock option vests with respect to 25% of the shares on August 15, 2022 and with respect to the remaining 75% of such shares over the three-year period thereafter in 12 as nearly equal as possible quarterly installments. In addition, this option will vest in full immediately in the event that it is discontinued upon a change in control or up to one year following a change in control and a pro rata percentage will vest immediately if the executive dies.

(13)	This RSU award vests in nearly equal installments annually over a four-year period beginning on August 15, 2023. In addition, this RSU award will vest in full immediately in the event that it is discontinued upon a change in control or up to 12 months following a change in control and a pro rata percentage will vest immediately if the executive dies.

(14)	This stock option vests in nearly equal installments annually over a four-year period beginning on November 15, 2020. In addition, this option will vest in full immediately in the event that it is discontinued upon a change in control or up to one year following a change in control and a pro rata percentage will vest immediately if the executive dies.

(15)	This RSU award vests in nearly equal installments annually over a four-year period beginning on January 15, 2023. In addition, this RSU award will vest in full immediately in the event that it is discontinued upon a change in control or up to 12 months following a change in control and a pro rata percentage will vest immediately if the executive dies.

(16)	This stock option vests with respect to 25% of the shares on January 15, 2023 and with respect to the remaining 75% of such shares over the three-year period thereafter in 12 as nearly equal as possible quarterly installments. In addition, this option will vest in full immediately in the event that it is discontinued upon a change in control or up to one year following a change in control and a pro rata percentage will vest immediately if the executive dies.

Xtant Medical Holdings, Inc. Second Amended and Restated 2018 Equity Incentive Plan

In 2022, the Board and the Company’s stockholders approved and adopted the Xtant Medical Holdings, Inc. Second Amended and Restated 2018 Equity Incentive Plan. The purpose of the 2018 Plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

The 2018 Plan replaced the Amended and Restated Xtant Medical Equity Incentive Plan (the “Prior Plan”). However, the terms of the Prior Plan, as applicable, continue to govern awards outstanding under the Prior Plan until exercised, expired, paid, or otherwise terminated or canceled.

The 2018 Plan permits the Board, or a committee or subcommittee thereof, to grant to eligible employees, non-employee directors, and consultants of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, RSUs, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2018 Plan is 16,858,055 shares. To date, the Company has granted stock options, restricted stock and RSUs under the 2018 Plan. As of May 30, 2023, 7,741,594 shares of Xtant common stock remained available for issuance under the 2018 Plan.

If our stockholders approve the 2023 Plan, as described above, it will replace the 2018 Plan, and no new awards will be granted under the 2018 Plan.

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Potential Payments upon Termination or Change in Control

Executive Employment Agreements

Under the terms of the employment agreements we have entered into with our named executive officers, if the executive’s employment is terminated by the Company without “cause” (as defined in the agreement), the executive will be entitled to receive a severance payment equal to 12 months of his annual base salary, payable as salary continuation, reimbursement of COBRA payments for up to 12 months, and the prorated amount of any unpaid bonus for the calendar year in which his termination of employment occurs, if earned pursuant to the terms thereof. If the executive’s employment is terminated by the Company without “cause” or by the executive for “good reason” in connection with or within 12 months after a “change in control” (as such terms are defined in the agreement), the executive’s severance payment, as previously described, will be paid in one lump sum, and in the case of Mr. Brandt, will equal two times his base salary. To be eligible to receive these payments, the executive will be required to execute and not revoke a release of claims against the Company.

Equity Award Agreements

All equity awards held by our named executive officers have been granted under 2018 Plan. Under the terms of the 2018 Plan and the award agreements governing these awards, if an executive’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such executive will be terminated and forfeited. In the event an executive’s employment or other service with the Company is terminated by reason of death, then:

●	All outstanding stock options will vest and become exercisable immediately as to a pro rata percentage of the unvested portion of the option scheduled to vest on the next applicable vesting date, and the vested portion of the options will remain exercisable for a period of one year after the date of such termination (but in no event after the expiration date).

●	The outstanding unvested RSU awards will vest and become immediately issuable as to a pro rata percentage of the unvested portion of the RSU awards scheduled to vest on the next applicable vesting date and the unvested portion of the RSU awards will terminate.

In the event an executive’s employment or other service with the Company is terminated by reason of disability, then:

●	All outstanding stock options will remain exercisable to the extent exercisable on the termination date for a period of one year after the date of such termination (but in no event after the expiration date).

●	All outstanding unvested RSU awards will terminate.

In the event an executive’s employment or other service with the Company is terminated for any other reason, then:

●	All outstanding stock options will remain exercisable to the extent exercisable on the termination date for a period of 90 days after the date of such termination (but in no event after the expiration date).

●	All outstanding unvested RSU awards will terminate.

In addition, the equity award agreements governing the equity awards held by our named executive officers contain “change in control” provisions. Under the award agreements, without limiting the authority of the Compensation Committee to adjust awards, if a “change in control” of the Company (as defined in the 2018 Plan) occurs, then, unless otherwise provided in the award or other agreement, if an award is continued, assumed, or substituted by the successor entity, the award will not vest or lapse solely as a result of the change in control but will instead remain outstanding under the terms pursuant to which it has been continued, assumed, or substituted and will continue to vest or lapse pursuant to such terms. If the award is continued, assumed, or substituted by the successor entity and within one year following the change in control, the executive is either terminated by the successor entity without “cause” or, if the executive resigns for “good reason,” each as defined in the award agreement, then the outstanding option will vest and become immediately exercisable as of the termination or resignation and will remain exercisable until the earlier of the expiration of its full specified term or the first anniversary of the date of such termination or resignation, and the outstanding RSU award will be fully vested and will be converted into shares of our common stock immediately thereafter. If an award is not continued, assumed, or substituted by the successor entity, then the outstanding option will be fully vested and exercisable, and the Compensation Committee will either give the executive a reasonable opportunity to exercise the option prior to the change in control transaction or will pay the difference between the exercise price of the option and the per share consideration paid to similarly situated stockholders. Under these conditions, the outstanding RSU award will be fully vested and will be converted into shares of our common stock immediately thereafter.

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Pay Versus Performance Disclosure

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our NEOs, within the meaning of such rules, and certain financial performance measures of our Company. The table below provides information regarding compensation actually paid to our CEO, our principal executive officer (PEO), and average compensation actually paid to our other non-PEO named executive officers during each of the past two fiscal years, as well as total stockholder return and net income (loss) for each of the past two fiscal years.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(4) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(5)(6) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(7) ($)	Net Loss(8) ($)
2022	1,060,562	1,234,277	772,515	829,884	117.86	(8,485)
2021	831,490	(849,352)	939,463	592,961	47.67	(4,849)

(1)	Amounts reported represent the Summary Compensation Table total for our CEO for each of the years presented. See “Executive Compensation—Summary Compensation Table.”

(2)	Amounts reported represent compensation actually paid to our CEO for each of the years presented. The dollar amounts in this column do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year.

(3)	Compensation actually paid to our PEO consists of the following amounts deducted from or added to the Summary Compensation Table total for our CEO for each of the years presented:

Sean E. Browne
Summary Compensation Table Total for 2022	$1,060,562
Deduct: Stock awards(a)	0
Deduct: Option awards(b)	0
Add: Year-end value of equity awards granted during the year that are outstanding and unvested(c)	0
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	118,202
Add: Change in fair value of equity awards granted in prior years that vested during the year(e)	55,513
Add: Value of dividend equivalents accrued on equity awards during the year	0
Compensation Actually Paid for 2022	1,234,277

Summary Compensation Table Total for 2021	$831,490
Deduct: Stock awards(a)	0
Deduct: Option awards(b)	0
Add: Year-end value of equity awards granted during the year that are outstanding and unvested(c)	0
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	(1,564,559)
Add: Change in fair value of equity awards granted in prior years that vested during the year(e)	(116,283)
Add: Value of dividend equivalents accrued on equity awards during the year	0
Compensation Actually Paid for 2021	(849,352)

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(a)	Represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)	Represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(c)	Represents the year-end value of equity awards granted during the applicable year that are outstanding and unvested as of the end of such applicable year.

(d)	Represents the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year.

(e)	Represents the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that vested during the applicable year.

Since we do not have a pension plan, all of the foregoing adjustments are equity award adjustments for each applicable year and include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of such applicable year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year; (iii) for equity awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for equity awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for such applicable year. Adjustments as provided in clauses (iii) and (vi) are inapplicable for all of the years presented in the table.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of RSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock, as reported by the NYSE American. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on our Black-Scholes option pricing model, the assumptions of which are described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(4)	Average Summary Compensation Table total for non-PEO named executive officers reflects the average Summary Compensation Table total for Kevin D. Brandt and Scott C. Neils for 2022 and for Kevin D. Brandt and Greg Jensen for 2021.

(5)	The amounts in this column represent the average compensation actually paid to the non-PEOs for each of the years presented. The dollar amounts in this column do not reflect the actual average amount of compensation earned by or paid to the non-PEOs during the applicable year.

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(6)	Average compensation actually paid to non-PEO named executive officers reflects the average compensation actually paid to Kevin D. Brandt and Scott C. Neils for 2022 and for Kevin D. Brandt and Greg Jensen for 2021, and consists of the following average amounts deducted from and added to the average Summary Compensation Table total for the non-PEO named executive officers for each of the years presented:

Average Non-PEO Named Executive Officers
Average Summary Compensation Table Total for 2022	$772,515
Deduct: Average stock awards(a)	200,944
Deduct: Average option awards(b)	30,014
Add: Average year-end value of equity awards granted during the year that are outstanding and unvested(c)	276,759
Add: Average change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	17,538
Add: Average change in fair value of equity awards granted in prior years that vested during the year(e)	(5,970)
Add: Average value of dividend equivalents accrued on equity awards during the year	0
Average Compensation Actually Paid for 2022	829,884

Average Summary Compensation Table Total for 2021	$939,463
Deduct: Average stock awards(a)	202,158
Deduct: Average option awards(b)	210,416
Add: Average year-end value of equity awards granted during the year that are outstanding and unvested(c)	172,448
Add: Average change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	(121,540)
Add: Average change in fair value of equity awards granted in prior years that vested during the year(e)	15,163
Add: Average value of dividend equivalents accrued on equity awards during the year	0
Average Compensation Actually Paid for 2021	592,961

(a)	Represents the average of the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)	Represents the average of the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(c)	Represents the average of the year-end value of equity awards granted during the applicable year that are outstanding and unvested as of the end of such applicable year.

(d)	Represents the average of the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year.

(e)	Represents the average of the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that vested during the applicable year.

Since we do not have a pension plan, all of the foregoing adjustments are equity award adjustments for each applicable year and include the addition (or subtraction, as applicable) of the following: (i) the average year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of such applicable year; (ii) the average amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year; (iii) for equity awards that are granted and vest in the same applicable year, the average fair value as of the vesting date; (iv) for equity awards granted in prior years that vest in the applicable year, the average amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the average fair value at the end of the prior fiscal year; and (vi) the average dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for such applicable year. Adjustments as provided in clauses (iii) and (vi) are inapplicable for all of the years presented in the table.

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The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of RSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock, as reported by the NYSE American. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on our Black-Scholes option pricing model, the assumptions of which are described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(7)	The total shareholder return is calculated by the difference between our common stock price at the end of the two-year measurement period by our stock price at the beginning of the measurement period. Because we do not pay any dividends, our total stockholder return does not assume the reinvestment of dividends.

(8)	Amounts reported represent the amount of net loss reflected in our audited consolidated financial statements for the applicable year and is presented in thousands.

Pay Versus Performance Relationship

In accordance with Item 402(v) of SEC Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table above. The graphs below illustrate a high correlation between compensation actually paid to our NEOs and our cumulative total stockholder return (TSR) and little correlation between compensation actually paid to our NEOs during 2021 and 2022 and our net loss during those years.

Compensation Actually Paid and Company TSR. As demonstrated by the following graph, the amount of compensation actually paid to our NEOs is aligned with our cumulative TSR over the two years presented in the table. The alignment of compensation actually paid with our cumulative TSR over the period presented is because a significant portion of the compensation actually paid to our NEOs is comprised of equity awards, the value of which is driven by our stock price.

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Compensation Actually Paid and Net Loss. As demonstrated by the following graph, the amount of compensation actually paid to our NEOs increased despite an increase in our net loss. This is a result of a sizeable increase in our stock price year over year, which increased the compensation actually paid to our NEOs, despite an increase in our net loss.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND CERTAIN CONTROL PERSONS

Policies and Procedures for Review and Approval of Related Party Transactions

Pursuant to its charter, the Audit Committee reviews and approves all related party transactions and makes recommendations to the full Board regarding approval of such transactions, unless the Board specifically delegates this responsibility to the Compensation Committee. The Audit Committee reviewed the transactions described below and determined that they were fair, just, and reasonable to the Company and in the best interests of the Company and its stockholders.

Related Party Transactions

Below is a description of transactions that have occurred during the past two fiscal years, or any currently proposed transactions, to which we were or are a participant and in which:

●	the amounts involved exceeded or will exceed the lesser of: $120,000 or one percent (1%) of the average of our total assets at year end for the last two completed fiscal years; and

●	a related person (including any director, director nominee, executive officer, holder of more than 5% of our common shares or any member of their immediate family) had or will have a direct or indirect material interest.

Investor Rights Agreement

We are party to an Investor Rights Agreement, as amended, with Royalty Opportunities and ROS pursuant to which Royalty Opportunities and ROS are permitted to nominate a majority of the directors and designate the chairperson of our Board of Directors at subsequent annual meetings, as long as they maintain an ownership threshold in our Company of at least 40% of our then outstanding common stock. If Royalty Opportunities and ROS are unable to maintain the Ownership Threshold, as defined in the Investor Rights Agreement, the Investor Rights Agreement contemplates a reduction of nomination rights commensurate with our ownership interests. For so long as the Ownership Threshold is met, we must obtain the approval of a majority of our common stock held by Royalty Opportunities and ROS to proceed with the following actions: (i) issue new securities; (ii) incur over $250,000 of debt in a fiscal year; (iii) sell or transfer over $250,000 of our assets or businesses or our subsidiaries in a fiscal year; (iv) acquire over $250,000 of assets or properties in a fiscal year; (v) make capital expenditures over $125,000 individually, or $1,500,000 in the aggregate during a fiscal year; (vi) approve our annual budget; (vii) appoint or remove the chairperson of our Board of Directors; and (viii) make loans to, investments in, or purchase, or permit any subsidiary to purchase, any stock or other securities in another entity in excess of $250,000 in a fiscal year. In addition, the Investor Rights Agreement provides that as long as the Ownership Threshold is met, we may not increase the size of our Board of Directors beyond seven directors without the approval of a majority of the directors nominated by Royalty Opportunities and ROS; provided, however, that this provision will be eliminated effective upon our stockholders approving Proposal No. 4 to amend our Amended and Restated Certificate of Incorporation, as amended, to require the approval of at least 75% of the directors of the Company then holding office to fix the number of directors at more than seven directors.

The Investor Rights Agreement grants Royalty Opportunities and ROS the right to purchase from us a pro rata amount of any new securities that we may propose to issue and sell. The Investor Rights Agreement may be terminated (a) upon the mutual written agreement of all the parties, (b) upon our written notice or the written notice of ROS or Royalty Opportunities if the ownership percentage of our then outstanding common stock of ROS and Royalty Opportunities is less than 10%, or (c) upon written notice of ROS and Royalty Opportunities.

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Second Amended and Restated Credit Agreement

On March 29, 2019, the Company and our subsidiaries, Bacterin International, Inc., Xtant Medical, Inc. and X-spine Systems, Inc., entered into a Second Amended and Restated Credit Agreement with Royalty Opportunities and ROS (the “Second A&R Credit Agreement”), which Second A&R Credit Agreement was amended twice thereafter. On May 6, 2021, contemporaneously with the execution and delivery of new credit agreements with MidCap, the Second A&R Credit Agreement, as amended, was terminated in accordance with the terms thereof and all outstanding amounts were repaid by the borrowers to Royalty Opportunities in its role as sole lender thereunder. During the year ended December 31, 2021, the largest amount of principal outstanding under this credit facility was $15.6 million, and as of December 31, 2021, the amount of principal outstanding was $0.00. The Company paid $1.2 million in interest under the credit facility and $15.6 million in principal amount during the year ended December 31, 2021.

2021 Lock-Up Agreements

On February 24, 2021, we entered into lock-up agreements with each of our directors and executive officers, pursuant to the Securities Purchase Agreement, dated as of February 22, 2021, between us and the purchasers signatory thereto pursuant to which each such director and executive officer agreed to a lock-up on any sale or other disposition of our common stock, subject to certain exceptions. The lock-up period had a 90-day duration and expired on May 25, 2021.

Sublease Agreement

We were party to a sublease agreement with Cardialen, Inc., under which we leased a portion of Cardialen’s office space in Brooklyn Center, Minnesota. The sublease agreement was amended several times to change the amount of office space and monthly rent. Under the amended sublease agreement, we agreed to pay rent ranging from $500 to $1,350 per month for 2020, $950 per month for 2021, $975 per month for 2022 and $1,000 per month thereafter through the expiration date of January 31, 2024. During 2021, we paid a total of $7,600 to Cardialen under this lease agreement. This lease agreement has been terminated. Because Jeffrey Peters was both a member of our Board and the Chief Executive Officer, President, and a director of Cardialen, this transaction qualified as a related party transaction.

2022 Private Placement and Securities Purchase Agreement

On August 23, 2022, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several accredited investors, including Stavros Vizirgianakis, his brother, and Jonn Beeson, who invested through The Platinum Legacy Trust, dated February 24, 2017, of which Jonn Beeson serves as Trustee, pursuant to which we agreed to issue an aggregate of 20,305,429 shares of our common stock and warrants to purchase up to an aggregate of 5,076,358 shares of our common stock in a private placement (the “Private Placement”), at a per unit (each unit consisting of one share and a warrant to purchase 0.25 of a share) purchase price of $0.48, which represented a 2.5% discount to the 10-day volume-weighted average price of our common stock ending August 19, 2022. The closing of the Private Placement was structured to occur in two tranches in order to comply with the continued listing requirements of the NYSE American, which requires stockholder approval of the sale, issuance, or potential issuance by listed companies of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which equals 20% or more of outstanding common stock prior to the transaction.

On August 25, 2022, we closed the first tranche of the Private Placement (the “First Closing”). At the First Closing, we sold an aggregate of 14,060,315 shares and warrants to purchase an aggregate of 3,515,079 shares, for an aggregate purchase price of approximately $6.75 million. Of these shares and warrants, we sold 3,515,079 shares and warrants to purchase 878,770 shares to Stavros Vizirgianakis in exchange for approximately $1.7 million and sold 3,515,077 shares and warrants to purchase 878,769 shares to the brother of Stavros Vizirgianakis in exchange for approximately $1.7 million. Additionally, we sold 703,016 shares and warrants to purchase 175,754 shares to The Platinum Legacy Trust, dated February 24, 2017, in exchange for approximately $337.4 thousand.

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Immediately after the execution of the Securities Purchase Agreement by the parties thereto, we obtained the written consent of Royalty Opportunities and ROS, the holders of an aggregate of 73,114,592 shares of our common stock as of August 23, 2022, representing greater than a majority of the outstanding shares of our common stock as of such date, for the approval of the issuance of Shares and Warrants at the second closing of the Private Placement (the “Second Closing”) pursuant to the continued listing requirements of the NYSE American and in accordance with applicable provisions of the DGCL and our Second Amended and Restated Bylaws. The written consent of Royalty Opportunities and ROS was sufficient to approve the issuance of Shares and Warrants at the Second Closing. Therefore, no proxies or additional consents were solicited by us in connection with this issuance. Pursuant to Section 14(c) of the Exchange Act, and the rules and regulations promulgated thereunder, on September 9, 2022, we sent a definitive information statement to all holders of our common stock as of August 23, 2022 for the purpose of informing such stockholders of the written actions taken by Royalty Opportunities and ROS. The Second Closing occurred on October 7, 2022. At the Second Closing, we sold an aggregate of 6,245,114 shares and warrants to purchase an aggregate of 1,561,279 shares, for an aggregate purchase price of approximately $3.0 million. Of these shares and warrants, we sold 2,264,861 shares and warrants to purchase 566,214 shares to Stavros Vizirgianakis in exchange for approximately $1.1 million and sold 857,696 shares and warrants to purchase 214,425 shares to the brother of Stavros Vizirgianakis in exchange for approximately $0.4 million. Additionally, we sold 312,256 shares and warrants to purchase 78,064 shares to The Platinum Legacy Trust, dated February 24, 2017, in exchange for approximately $150.0 thousand.

2022 Lock-Up Agreements

Under the terms of the Securities Purchase Agreement, each of the accredited investors party thereto executed a lock-up agreement with the Company, pursuant to which each such investor agreed to a lock-up on any sale or other disposition of our common stock, subject to certain exceptions. The lock-up period had a three-month duration, except in the case of Stavros Vizirgianakis who agreed to a 12-month lock-up period.

Lead Investor Agreement

Under the terms of the Securities Purchase Agreement, we entered into an agreement with Stavros Vizirgianakis, as the lead investor of the Private Placement, pursuant to we agreed to provide certain director nomination rights to Mr. Vizirgianakis. Pursuant to the terms of the agreement, we expanded the size of our Board by one position and elected Mr. Vizirgianakis as a director to fill the vacancy created as a result of the increase, effective upon completion of the First Closing. In addition, we, with the consent of Royalty Opportunities and ROS, elected Mr. Vizirgianakis as Chairman of the Board, effective upon completion of the First Closing. The director nomination rights set forth in the agreement will terminate on the earlier of (i) the date on which Mr. Vizirgianakis ceases to hold at least 75% of the shares of our common stock to be purchased by him in the Private Placement; (ii) the second anniversary of the date of the Second Closing; or (iii) upon written notice of Mr. Vizirgianakis to the Company.

2022 Registration Rights Agreement

Under the terms of the Securities Purchase Agreement, we entered into a Registration Rights Agreement with Stavros Vizirgianakis, his brother, and the other accredited investors party to the Securities Purchase Agreement, which required us, among other things, to file a shelf resale registration statement with the SEC within 60 days of the date of the First Closing for purposes of registering the resale of the shares of our common stock sold in the Private Placement and the shares of our common stock issuable upon exercise of the warrants and use our commercially reasonable best efforts to cause the shelf resale registration statement to become effective under the Securities Act of 1933, as amended, within 75 days of the date of the First Closing, subject to certain exceptions. We filed this registration statement on October 11, 2022 and it became effective on October 20, 2022.

Family Relationships

There are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Significant Beneficial Owners

The table below sets forth, as of May 30, 2023, information as to beneficial owners that have reported to the SEC or have otherwise advised us that they are a beneficial owner, as defined by the SEC’s rules and regulations, of more than 5% of our outstanding common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	OrbiMed Advisors LLC(2) 601 Lexington Avenue, 54th Floor New York, NY 10022	73,114,592		67.1%
Common Stock	Altium Capital Management, LP(3) 152 West 57th Street, Floor 20 New York, NY 10019	12,744,209	(4)	11.0	%(4)
Common Stock	Stavros Vizirgianakis(5) 664 Cruiser Lane Belgrade, MT 59714	7,224,924		6.5%

(1)	Percent of class is based on 108,897,048 shares of our common stock outstanding as of May 30, 2023.

(2)	Based in-part on information contained in a Schedule 13D/A filed with the SEC on May 5, 2023. Includes 56,004,974 shares of common stock held of record by ROS Acquisition Offshore LP (“ROS Acquisition”). OrbiMed Advisors LLC (“Advisors”), a registered investment adviser under the Investment Advisors Act of 1940, as amended, is the investment manager of ROS Acquisition. By virtue of such relationships, Advisors may be deemed to have voting and investment power with respect to the securities held by ROS Acquisition as noted above and as a result may be deemed to have beneficial ownership over such securities. Advisors exercises its voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the securities held by ROS Acquisition.

Also includes 17,109,618 shares of common stock held of record by OrbiMed Royalty Opportunities II, LP (“ORO II”). OrbiMed ROF II LLC (“ROF II”) is the general partner of ORO II, and Advisors is the managing member of ROF II. By virtue of such relationships, Advisors and ROF II may be deemed to have voting and investment power with respect to the securities held by ORO II as noted above and as a result may be deemed to have beneficial ownership over such securities. Advisors exercises its voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the securities held by ORO II.

(3)	Based on information contained in a Schedule 13G filed with the SEC on February 14, 2023 and other information known to the Company. Altium Growth Fund, LP (the “Fund”), Altium Capital Management, LLC, and Altium Growth GP, LLC each have shared dispositive power and voting power over the shares. The Fund is the record and direct beneficial owner of the shares. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own the shares owned by the Fund. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own the shares owned by the Fund. The number of shares consists of 6,246,291 shares of our common stock and 6,497,918 shares of our common stock issuable upon exercise of a warrant (the “Investor Warrant”).

(4)	While the total number of shares of our common stock issuable upon exercise of the Investor Warrant is reflected in this table, the Fund is not permitted to exercise such Investor Warrant to the extent that such exercise would result in the Fund and its affiliates beneficially owning more than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants. The Fund has the right to increase this beneficial ownership limitation in its discretion on 61 days’ prior written notice to us.

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(5)	Based on information contained in a Schedule 13D filed with the SEC on September 6, 2022 and other information available to the Company. The number of shares consists of 5,779,940 shares of our common stock and 1,444,984 shares of our common stock issuable upon exercise of warrants.

Security Ownership of Management

The table below sets forth information relating to the beneficial ownership of our common stock as of May 30, 2023 by:

●	each of our directors;

●	each of our named executive officers; and

●	all current directors and executive officers as a group.

The number of shares beneficially owned by each person is determined in accordance with the SEC’s rules and regulations, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules and regulations, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of May 30, 2023 through the exercise of any stock option, warrants, or other rights or the vesting of any RSU awards. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 108,897,048 shares of our common stock outstanding as of May 30, 2023. Shares of our common stock that a person has the right to acquire within 60 days of May 30, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Common Stock	John Bakewell	233,131	*
Common Stock	Jonn Beeson(2)	1,269,090	1.2%
Common Stock	Sean E. Browne	1,572,393	1.4%
Common Stock	Robert McNamara	231,394	*
Common Stock	Lori Mitchell-Keller	0	*
Common Stock	Stavros Vizirgianakis(3)	7,224,924	6.5%
Common Stock	Kevin D. Brandt	323,961	*
Common Stock	Scott C. Neils	125,117	*
Common Stock	All current executive officers and directors as a group (9 persons)	10,980,010	9.8%

*	Less than 1% of outstanding shares of common stock.

(1)	Includes for the persons listed below the following shares subject to options and RSUs held by that person that are currently exercisable or become exercisable within 60 days of May 30, 2023:

Name	Warrants	Options	RSUs
Sean E. Browne	—	931,855	—
Jonn Beeson	253,818	—	—
Stavros Vizirgianakis	1,444,984	—	—
Kevin D. Brandt	—	208,435	—
Scott C. Neils	—	98,384	—
All current directors and executive officers as a group (9 persons)	1,698,802	1,238,674	—

(2)	These 1,015,272 shares and warrants to purchase up to an aggregate of 253,818 shares of our common stock are held by The Platinum Legacy Trust, dated February 24, 2017. Jonn Beeson is a Trustee.

(3)	Based on information contained in a Schedule 13D filed with the SEC on September 6, 2022 and other information available to the Company. The number of shares consists of 5,779,940 shares of our common stock and 1,444,984 shares of our common stock issuable upon exercise of warrants.

Anti-Hedging and Pledging Policy

Our insider trading policy prohibits all directors, and officers and employees of the Company, their family members and members of their households, and entities (such as trusts, partnerships, corporations and investment clubs) over which such directors, officers and employees of the Company have or share voting or investment control from engaging in any of the following transactions at any time (even if the individual involved is not in the possession of material, non-public information): (a) short sales of the Company’s securities, including without limitation “sales against the box” (sales with delayed delivery); and (b) buying or selling puts, calls or other derivative securities relating to the Company’s securities. In addition, the policy prohibits all directors and officers who are subject to the reporting and liability provisions of Section 16 of the Exchange Act from pledging the Company’s securities as collateral for a loan.

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ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) must follow the procedures set forth in Rule 14a-8 under the Exchange Act and our Bylaws, which were effective as of June 1, 2023. To be timely under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714 by 5:00 p.m., Mountain Time, on February 9, 2024. However, if the date of the 2024 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2023 Annual Meeting, the deadline will instead be a reasonable time before we begin to print and mail the proxy statement for the 2024 Annual Meeting.

Our Bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board and stockholder proposals to be brought before an annual meeting. Stockholder proposals and nominations may not be brought before an annual meeting unless, among other things, the stockholder’s submission contained certain information concerning the proposal or the nominee, as the case may be, and other information specified in our Bylaws. Proposals or nominations not meeting these requirements will not be entertained at an annual meeting.

Stockholder proposals and nominations may not be brought before the 2024 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in our Bylaws, and the stockholder’s submission is received by us no earlier than 5:00 p.m., Mountain Time, on March 28, 2024 and no later than 5:00 p.m., Mountain Time, on April 27, 2024. However, if the date of the 2024 Annual Meeting is changed by more than 30 days before or more than 70 days after the first anniversary of the date of the 2023 Annual Meeting, notice by the stockholder must be delivered not earlier than 5:00 p.m., Mountain Time, on the 120th day prior to the 2024 Annual Meeting and not later than 5:00 p.m., Mountain Time, on the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2024 Annual Meeting. In addition to satisfying the requirements of our Bylaws, including the earlier notice deadlines set forth above and therein, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than June 6, 2024, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the shares entitled to vote on the election of directors in support of director nominees other than our nominees, as required by Rule 14a-19(b).

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data, qualifications, and certain other information. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet our Bylaws and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address unless we have received contrary instructions. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us at (406) 388-0480 or send your request in writing to us at the following address: 664 Cruiser Lane, Belgrade, Montana 59714, Attention: Corporate Secretary.

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Copies of 2022 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is being sent along with this proxy statement. The 2022 Annual Report is also available on our website at www.xtantmedical.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 26, 2023: The proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at www.xtantmedical.com (click “Investors” and “SEC Filings”).

Your vote is important. Please promptly vote your shares of our common stock by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Stavros Vizirgianakis

Chairman of the Board

Belgrade, Montana

June 8, 2023

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APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF XTANT MEDICAL HOLDINGS, INC.

Xtant Medical Holdings, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY that:

FIRST: The Board of Directors of the Corporation (the “Board of Directors”), at a meeting held on April 26, 2023, duly adopted resolutions setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, declaring said amendment to be advisable and proposing that said amendment be submitted to the stockholders of the Corporation for their consideration and approval. The resolution setting forth the proposed amendment is substantially as follows:

RESOLVED, FURTHER, that the Board of Directors hereby approves, subject to approval by the Corporation’s stockholders, an amendment to Section 2 of Article VI of the Corporation’s Amended and Restated Certification of Incorporation, as amended, so that it would state in its entirety as follows:

ARTICLE VI: MATTERS RELATING TO THE BOARD OF DIRECTORS

“2. Number of Directors. Subject to the rights (if any) of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be such as from time to time shall be fixed exclusively by resolution adopted by a majority of the Board of Directors; provided, however, that prior to July 26, 2030, fixing the number of directors of the Corporation at more than seven (7) directors shall require the approval of at least 75% of the directors of the Corporation then holding office.”

SECOND: The Board of Directors and stockholders of the Corporation duly approved and adopted the foregoing amendment in accordance with the provisions of Section 242 of the DGCL.

THIRD: The foregoing amendment shall become effective immediately upon filing.

FOURTH: All other provisions of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation not specifically modified, amended and/or superseded by the foregoing amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed this _____ day of _____, 2023, in its name and on its behalf by its duly authorized officer, pursuant to Section 103 of the DGCL.

XTANT MEDICAL HOLDINGS, INC.

By:
Name:
Title:

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF XTANT MEDICAL HOLDINGS, INC.

Xtant Medical Holdings, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY that:

FIRST: The Board of Directors of the Corporation (the “Board of Directors”), at a meeting held on April 26, 2023, duly adopted resolutions setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, declaring said amendment to be advisable and proposing that said amendment be submitted to the stockholders of the Corporation for their consideration and approval. The resolution setting forth the proposed amendment is substantially as follows:

RESOLVED, FURTHER, that the Board of Directors hereby approves, subject to approval by the Corporation’s stockholders, an amendment to the Corporation’s Amended and Restated Certification of Incorporation, as amended, to add the following ARTICLE IX immediately following the text of current ARTICLE VIII of the Corporation’s Amended and Restated Certification of Incorporation, as amended:

“ARTICLE IX: MATTERS RELATING TO OFFICERS

1. Limitations of Liability. To the fullest extent permitted by law, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer; provided, however, that the foregoing shall not eliminate or limit the liability of an officer (i) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the officer derived an improper personal benefit, or (iv) in any action by or in the right of the Corporation. If the General Corporation Law of the State of Delaware is hereafter amended to permit further elimination or limitation of the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

2. Change in Right. Any repeal or modification of Section 1 of this ARTICLE IX, or the adoption of any provision of this Amended and Restated Certificate of Incorporation, as amended, inconsistent with such Section 1 of this ARTICLE IX, by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of an officer of the Corporation existing at the time of such repeal, modification or adoption of an inconsistent provision.”

SECOND: The Board of Directors and stockholders of the Corporation duly approved and adopted the foregoing amendment in accordance with the provisions of Section 242 of the DGCL.

THIRD: The foregoing amendment shall become effective immediately upon filing.

FOURTH: All other provisions of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation not specifically modified, amended and/or superseded by the foregoing amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed this _____ day of _____, 2023, in its name and on its behalf by its duly authorized officer, pursuant to Section 103 of the DGCL.

XTANT MEDICAL HOLDINGS, INC.

By:
Name:
Title:

B-1

APPENDIX C

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF XTANT MEDICAL HOLDINGS, INC.

Xtant Medical Holdings, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY that:

FIRST: The Board of Directors of the Corporation (the “Board of Directors”), at a meeting held on April 26, 2023, duly adopted resolutions setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, declaring said amendment to be advisable and proposing that said amendment be submitted to the stockholders of the Corporation for their consideration and approval. The resolution setting forth the proposed amendment is substantially as follows:

RESOLVED, FURTHER, that the Board of Directors hereby approves, subject to approval by the Corporation’s stockholders, an amendment to Section 2 of Article VIII of the Corporation’s Amended and Restated Certification of Incorporation, as amended, so that it would state in its entirety as follows:

ARTICLE VIII: GENERAL PROVISIONS

“2. Forum. Unless the Corporation consents in writing to an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, a state court located within the State of Delaware or, if no state court located within the State of Delaware has subject matter jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising under any provision of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation, or the Bylaws of the Corporation (in each case, as they may be amended from time to time), or (iv) any action asserting a claim governed by the internal-affairs doctrine. Unless the Corporation consents in writing to an alternative forum, the federal district courts of the United States of America shall be, to the fullest extent permitted by applicable law, the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation will be deemed to have notice of and consented to the provisions of this section.”

SECOND: The Board of Directors and stockholders of the Corporation duly approved and adopted the foregoing amendment in accordance with the provisions of Section 242 of the DGCL.

THIRD: The foregoing amendment shall become effective immediately upon filing.

FOURTH: All other provisions of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation not specifically modified, amended and/or superseded by the foregoing amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed this _____ day of _____, 2023, in its name and on its behalf by its duly authorized officer, pursuant to Section 103 of the DGCL.

XTANT MEDICAL HOLDINGS, INC.

By:
Name:
Title:

C-1

XTANT MEDICAL HOLDINGS, INC.

2023 EQUITY INCENTIVE PLAN

(As proposed to be effective July 26, 2023)

XTANT MEDICAL HOLDINGS, inc.
2023 EQUITY INCENTIVE PLAN

(As proposed to be effective July 26, 2023)

1. Purpose of Plan.

The purpose of the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (this “Plan”) is to advance the interests of Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company. This Plan will become effective upon its approval by the Company’s stockholders and will replace the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (as amended and restated, the “Prior Plan”); provided, however, that awards outstanding under the Prior Plan as of the Effective Date will remain outstanding in accordance with their terms. After the Effective Date, no more grants of awards will be made under the Prior Plan.

2. Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1 “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” will have the meaning given such term under Rule 405 of the Securities Act.

2.3 “Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

2.4 “Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Non-Employee Director Award, or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

2.5 “Award Agreement” means either: (a) a written or electronic (as provided in Section 22.7) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.7) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or its nominee.

2.8 “Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries or Affiliates (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Committee. Before a Change in Control, the Committee will, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether “Cause” exists with respect to subclauses (i), (ii), (iii), (iv) or (v) above, and its determination will be final.

2.9 “Change in Control” means, unless otherwise provided in an Award Agreement or any Individual Agreement, and except as provided in Section 18, an event described in Section 15.1 of this Plan.

2.10 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.11 “Committee” means the Board or, if the Board so delegates, the Compensation Committee of the Board or a subcommittee thereof, or any other committee delegated authority by the Board to administer this Plan. If the Board determines appropriate, such committee may be comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” within the meaning of the rules of the NYSE American (or other applicable exchange or market on which the Common Stock may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein.

2.12 “Common Stock” means the common stock of the Company, par value $0.000001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.4 of this Plan.

2.13 “Company” means Xtant Medical Holdings, Inc., a Delaware corporation, and any successor thereto as provided in Section 22.5 of this Plan.

2.14 “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

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2.15 “Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

2.16 “Director” means a member of the Board.

2.17 “Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.18 “Dividend Equivalents” has the meaning set forth in Section 3.2(l) of this Plan.

2.19 “Effective Date” means the date that this Plan is approved by the Company’s stockholders.

2.20 “Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

2.21 “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.22 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

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2.23 “Fair Market Value” means, with respect to the Common Stock, as of any date a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock as reported on the NYSE American or other established stock exchange (or exchanges) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, then as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service, on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days that is within thirty (30) days before or after the applicable valuation date, as determined by the Committee in its discretion, provided that with respect to establishing the exercise price of an Option or Stock Appreciation Right, the Committee shall irrevocably commit to grant such Award prior to the period during which the Fair Market Value is determined. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing sale price of the Common Stock as of the immediately preceding trading date at the end of the regular trading session, as reported by the NYSE American or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of the immediately preceding trading date at the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.24 “Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.25 “Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.26 “Individual Agreement” has the meaning set forth in Section 2.8 of this Plan.

2.27 “Non-Employee Director” means a Director who is not an Employee.

2.28 “Non-Employee Director Award” means any Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

2.29 “Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10 of this Plan.

2.30 “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

2.31 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

2.32 “Other Stock-Based Award” means an Award, denominated in Shares, not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.

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2.33 “Participant” means an Eligible Recipient who receives one or more Awards under this Plan.

2.34 “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

2.35 “Performance Goals” means with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

2.36 “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

2.37 “Period of Restriction” means the period when a Restricted Stock Award or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 8 of this Plan.

2.38 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.39 “Plan” means the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan, as may be amended from time to time.

2.40 “Plan Year” means the Company’s fiscal year.

2.41 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

2.42 “Prior Plan” means the Xtant Medical Holdings, Inc. Second Amended and Restated 2018 Equity Incentive Plan.

2.43 “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.44 “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.45 “Retirement,” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce.

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2.46 “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.47 “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company upon exercise, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

2.48 “Stock-Based Award” means any Award, denominated in Shares, made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards.

2.49 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.50 “Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.

2.51 “Tax Laws” has the meaning set forth in Section 22.9 of this Plan.

3. Plan Administration.

3.1 The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

3.2 Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(a) To designate the Eligible Recipients to be selected as Participants;

(b) To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Award, any exercise price or grant price, the manner in which Awards will vest, become exercisable, settled or paid out and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;

(c) To determine the time or times when Awards will be granted;

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(d) To determine the duration of each Award;

(e) To determine the terms, restrictions and other conditions to which the grant of an Award or the payment or vesting of Awards may be subject;

(f) To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(g) To determine Fair Market Value in accordance with Section 2.23 of this Plan;

(h) To amend this Plan or any Award Agreement, as provided in this Plan;

(i) To adopt subplans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(j) To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;

(k) To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(l) To determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant, subject to Section 12 of this Plan and any other provision of this Plan, and which Dividend Equivalents may be subject to the same conditions and restrictions as the Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both; and

(m) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

3.3 Delegation. To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient: (i) who is a Non-Employee Director or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Awards has been delegated hereunder; provided, further; that any delegation of administrative authority will only be permitted to the extent it is permissible under Applicable Law; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. At all times, the delegatee appointed under this Section 3.3 will serve in such capacity at the pleasure of the Committee.

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3.4 No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.5 of this Plan, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (iii) other Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

3.5 Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (a) to reserve shares of Common Stock or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (b) to effect any re-pricing in violation of Section 3.4 of this Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3 of this Plan; or (d) for which stockholder approval would then be required pursuant to Section 19.2 of this Plan.

4. Shares Available for Issuance.

4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be the sum of:

(a) 5,500,000 shares of Common Stock; plus

(b) the number of shares of Common Stock remaining available for issuance under the Prior Plan but not subject to outstanding awards as of the Effective Date; plus

(c) the number of additional shares of Common Stock subject to awards outstanding under the Prior Plan as of the Effective Date but only to the extent that such outstanding awards are forfeited, cancelled, expire or otherwise terminate without the issuance of such shares of Common Stock after the Effective Date.

4.2 Limits on Incentive Stock Options and Non-Employee Director Compensation. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.5 of this Plan,

(a) the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be 5,500,000 shares; and

(b) the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $400,000 (increased to $600,000 with respect to any Non-Employee Director serving as Chair of the Board or Lead Independent Director or in the fiscal year of a non-employee Director’s initial service as a Non-Employee Director) (with any compensation that is deferred counting towards this limit for the year in which the compensation is first earned, and not a later year of settlement).

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4.3 Accounting for Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right or other Stock-Based Award will be counted against the shares of Common Stock authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right or other Stock-Based Award. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Shares of Common Stock subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award will not increase the number of shares of Common Stock available for future grant of Awards. Any shares of Common Stock related to Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, will be available again for grant under this Plan. To the extent permitted by Applicable Law, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a Subsidiary pursuant to Section 20 of this Plan or otherwise will not be counted against shares of Common Stock available for issuance pursuant to this Plan. The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.

4.4 Adjustments to Shares and Awards.

(a) In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of Common Stock the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 of this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Awards; provided, however, that this Section 4.4 will not limit the authority of the Committee to take action pursuant to Section 15 of this Plan in the event of a Change in Control. The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.

(b) Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limits in Section 4.2 of this Plan, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.

5. Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.

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6. Options.

6.1 Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to Eligible Recipients who are Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

6.2 Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4 Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5 Payment of Exercise Price.

(a) The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

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(b) In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14 of this Plan.

(c) For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.6 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

7. Stock Appreciation Rights.

7.1 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

7.2 Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

7.3 Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

7.4 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.5 Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of this Plan, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

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7.6 Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by

(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

7.7 Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of this Plan will be made in accordance with the terms of the applicable Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.

8. Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.

8.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.

8.2 Award Agreement. Each Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units or Deferred Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.

8.3 Conditions and Restrictions. Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award, Restricted Stock Units or Deferred Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each share of Common Stock underlying a Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under Applicable Laws or holding requirements or sale restrictions placed on the shares of Common Stock by the Company upon vesting of such Restricted Stock Award, Restricted Stock Units or Deferred Stock Units.

8.4 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will be granted the right to exercise full voting rights with respect to the shares of Common Stock underlying such Restricted Stock Award during the Period of Restriction. A Participant will have no voting rights with respect to any Restricted Stock Units or Deferred Stock Units granted hereunder.

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8.5 Dividend Rights.

(a) Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other stockholders. Notwithstanding the foregoing any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional shares of Common Stock subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid. In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

(b) Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Unit awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

8.6 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates or book-entry notations representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.7 Lapse of Restrictions; Settlement. Except as otherwise provided in this Plan, including without limitation this Section 8 and 16.4 of this Plan, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

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8.8 Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9. Performance Awards.

9.1 Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

9.2 Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the amount of cash, shares of Common Stock, other Awards, or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

9.3 Vesting. Subject to the terms of this Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

9.4 Earning of Performance Award Payment. Subject to the terms of this Plan and the Award Agreement, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payout on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved and such other restrictions or conditions imposed on the vesting and payout of the Performance Awards has been satisfied.

9.5 Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash, in shares of Common Stock or other Awards (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth (15th) day of the third (3rd) month immediately following the later of the end of the Company’s fiscal year in which the Performance Period ends and any additional vesting restrictions are satisfied or the end of the calendar year in which the Performance Period ends and any additional vesting restrictions are satisfied, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form and time of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the Performance Award. Any shares of Common Stock or other Awards issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

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9.6 Evaluation of Performance. The Committee may provide in any such Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

9.7 Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 9.6 or 4.4(a) of this Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

9.8 Committee Discretion to Make Adjustments. Subject to the terms of an Individual Agreement, the Committee retains the discretion to adjust Awards either upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines.

9.9 Dividend Rights. Participants holding Performance Awards granted under this Plan will not receive any cash dividends or Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to such Performance Awards during the period between the date that such Performance Awards are granted and the date such Performance Awards are settled.

10. Non-Employee Director Awards.

10.1 Automatic and Non-Discretionary Awards to Non-Employee Directors. Subject to such terms and conditions, consistent with the other provisions of this Plan, the Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

10.2 Deferral of Award Payment; Election to Receive Award in Lieu of Retainers. The Committee may permit Non-Employee Directors the opportunity to defer the payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time. In addition, the Committee may permit Non-Employee Directors to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainers, meeting fees, or other fees in Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Stock-Based Awards as contemplated by this Plan in lieu of cash.

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11. Other Stock-Based Awards.

11.1 Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards to Eligible Recipients not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2 Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

11.3 Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.

12. Dividend Equivalents.

Subject to the provisions of this Plan and any Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividend or Dividend Equivalents will be paid out with respect to any Awards until they are vested.

13. Effect of Termination of Employment or Other Service.

13.1 Termination Due to Cause. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4 and 13.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause:

(a) All outstanding Options and Stock Appreciation Rights held by the Participant as of the effective date of such termination will be immediately terminated and forfeited;

(b) All outstanding but unvested Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(c) All other outstanding Awards to the extent not vested will be immediately terminated and forfeited.

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13.2 Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or the terms of an Individual Agreement or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a) All outstanding Options (excluding Non-Employee Director Options in the case of Retirement) and Stock Appreciation Rights held by the Participant as of the effective date of such termination or Retirement will, to the extent exercisable as of the date of such termination or Retirement, remain exercisable for a period of one (1) year after the date of such termination or Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination or Retirement will be terminated and forfeited;

(b) All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; and

(c) All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period. The Committee will consider the provisions of Section 13.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

13.3 Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than for Cause or death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a) All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited. If the Participant dies within the three (3) month period referred to in the preceding sentence, the Option or Stock Appreciation Right may be exercised by those entitled to do so under the Participant’s will or by the laws of descent and distribution within a period of one (1) year following the Participant’s death (but in no event after the expiration date of any such Option or Stock Appreciation Right);

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(b) All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(c) All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by the Company without Cause prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period.

13.4 Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Non-Employee Director Awards, and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (b) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.4, 13.5, 15 or 19 of this Plan).

13.5 Additional Forfeiture Events.

(a) Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 13.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of stock certificates or book-entry notations upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.5(a) will not apply to any Participant following a Change in Control.

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(b) Forfeiture or Clawback of Awards Under Applicable Law and Company Policy. Subject to the terms of an Individual Agreement, Awards under the Plan shall be subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under Applicable Law and any compensation “clawback,” forfeiture or recoupment policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

14. Payment of Withholding Taxes.

14.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.

14.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 14.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

15. Change in Control.

15.1 Definition of Change in Control. Unless otherwise provided in an Award Agreement or Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, a “Change in Control” will mean the occurrence of any of the following:

(a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity’s governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(b) The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

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(c) a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

15.2 Effect of Change in Control. Subject to the terms of the applicable Award Agreement or an Individual Agreement, in the event of a Change in Control, the Committee (as constituted prior to such Change in Control) may, in its discretion:

(a) require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 4.4;

(b) provide that (i) some or all outstanding Options shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restrictions or vesting applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and/or (iv) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level; and/or

(c) require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount determined pursuant to Section 15.3 below; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

15.3 Alternative Treatment of Incentive Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of an Award or at any time after the grant of such an Award, in lieu of providing a substitute award to a Participant pursuant to Section 15.2(a), may determine that any or all outstanding Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award will receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of shares of Common Stock subject to such Award (or in which such Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

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15.4 Limitation on Change in Control Payments. Notwithstanding anything in this Section 15 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of a Stock-Based Award (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or Section 15.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further that such payments will be reduced (or acceleration of vesting eliminated) by first eliminating vesting of Options with an exercise price above the then Fair Market Value of a share of Common Stock that have a positive value for purposes of Section 280G of the Code, followed by reducing or eliminating payments or benefits pro rata among Awards that are deferred compensation subject to Section 409A of the Code, and, if a further reduction is necessary, by reducing or eliminating payments or benefits pro rata among Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

15.5 Exceptions. Notwithstanding anything in this Section 15 to the contrary, individual Award Agreements or Individual Agreements between a Participant and the Company or one of its Subsidiaries or Affiliates may contain provisions with respect to vesting, payment or treatment of Awards upon the occurrence of a Change in Control, and the terms of any such Award Agreement or Individual Agreement will govern to the extent of any inconsistency with the terms of this Section 15. The Committee will not be obligated to treat all Awards subject to this Section 15 in the same manner. The timing of any payment under this Section 15 may be governed by any election to defer receipt of a payment made under a Company deferred compensation plan or arrangement.

16. Rights of Eligible Recipients and Participants; Transferability.

16.1 Employment. Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

16.2 No Rights to Awards. No Participant or Eligible Recipient will have any claim to be granted any Award under this Plan.

16.3 Rights as a Stockholder. Except as otherwise provided in the Award Agreement, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares of Common Stock and then subject to any restrictions or limitations as provided herein or in the Award Agreement.

16.4 Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

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(b) A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d) The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

16.5 Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

17. Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates or book-entry notations representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

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18. Deferred Compensation; Compliance with Section 409A.

It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A.

19. Amendment, Modification and Termination.

19.1 Generally. Subject to other subsections of this Section 19 and Sections 3.4 and 19.3 of this Plan, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award. The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Award, extend the term of an Award, accelerate the vesting of an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

19.2 Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable state corporate laws or regulations, applicable federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4 of this Plan; (ii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iii) modify the eligibility requirements for Participants in this Plan; or (iv) reduce the minimum exercise price or grant price as set forth in Sections 6.3 and 7.3 of this Plan.

19.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.4, 9.7, 13, 15, 18 or 19.4 of this Plan.

19.4 Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to any Award granted under this Plan without further consideration or action.

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20. Substituted Awards.

The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

21. Duration of this Plan.

This Plan will terminate at 11:59 p.m., Eastern Time, on July 25, 2033, and may be terminated prior to such time by Board action. No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

22. Miscellaneous.

22.1 Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

22.2 Relationship to Other Benefits. Neither Awards made under this Plan nor shares of Common Stock or cash paid pursuant to such Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

22.3 Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

22.4 Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

22.5 Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

22.6 Construction. Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Award Agreement is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.

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22.7 Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

22.8 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

22.9 No Representations or Warranties Regarding Tax Effect; No Obligation to Minimize or Notify Regarding Taxes. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws and have no duty or obligation to minimize the tax consequences of an Award to the holder of such Award. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.

22.10 Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

22.11 Indemnification. Subject to any limitations and requirements of Delaware law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

25

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V18586-P94940

KEEP THIS PORTION FOR YOUR RECORDS

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**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**XTANT MEDICAL HOLDINGS, INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. To elect the six nominees named in the accompanying proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) John Bakewell
02) Jonn Beeson
03) Sean E. Browne
04) Robert McNamara
05) Lori Mitchell-Keller
06) Stavros Vizirgianakis

**The Board of Directors recommends you vote FOR the following proposals:**

**NOTE:** In their discretion, the proxies are authorized to vote on any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V18587-P94940

**XTANT MEDICAL HOLDINGS, INC.**
**Annual Meeting of Stockholders**
**July 26, 2023 at 8:00 a.m., Eastern Time**
**This proxy is solicited by the Board of Directors**

The undersigned stockholder(s) hereby appoint(s) Stavros Vizirgianakis, Sean E. Browne and Scott Neils, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of XTANT MEDICAL HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time, on July 26, 2023 at the offices of Fox Rothschild LLP, located at 101 Park Avenue, 17th Floor, New York, New York 10178, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**